SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Conformis, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 12, 2021

Dear Fellow Conformis Stockholders:

We invite you to attend our 2021 Annual Meeting of Stockholders, or Annual Meeting, which will be conducted virtually on Monday, May 24, 2021, beginning at 4:30 p.m. Eastern time. The virtual nature of the meeting will provide a safe experience for our stockholders and employees, and will continue to enable stockholder accessibility while improving meeting efficiency, reducing venue costs, and lowering environmental impacts from travel. Stockholders will be able to listen, vote, and submit questions from their home or any remote location with Internet connectivity by logging in at www.virtualshareholdermeeting.com/CFMS2021. Information on how to participate in this year's virtual meeting can be found on pages 1-5 of the accompanying Proxy Statement.

The notice of annual meeting of stockholders sets forth the proposals that will be presented at the meeting, which are described in more detail in the accompanying proxy statement.

All stockholders are cordially invited to attend the Annual Meeting. We are providing proxy material access to our stockholders via the Internet at www.proxyvote.com. Internet distribution of our proxy materials conserves natural resources, lowers the cost of the Annual Meeting, and expedites receipt by stockholders. The matters to be acted upon at the 2021 Annual Meeting are also described in the Notice of Internet Availability of Proxy Materials, or Notice of Internet Availability, that you will receive in the mail. Please give the proxy materials your careful attention.

You may vote via the Internet or by telephone by following the instructions on your Notice of Internet Availability. In order to vote via the Internet or by telephone, you must have the stockholder identification number provided in your Notice of Internet Availability. If you requested a proxy card by mail, you may vote by signing, voting and returning the proxy card in the postage-paid envelope provided. If you attend the Annual Meeting online, you may vote at the meeting even if you previously returned your proxy card or voted via the Internet or by telephone. Please review the instructions for each voting option described in the Notice of Internet Availability and in the Proxy Statement.

Your vote is very important to us and to our business. Prior to the meeting, we encourage all of our stockholders to review these proxy materials and vote your shares.

On behalf of the Board of Directors, thank you for your continued confidence and investment in Conformis.

Sincerely,

/s/ Kenneth P. Fallon III
Kenneth P. Fallon III
Chairman of the Board of Directors

/s/ Mark A. Augusti
Mark A. Augusti
President and Chief Executive Officer

Conformis, Inc.

600 Technology Park Drive

Billerica, MA 01821

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on Monday, May 24, 2021

To the Stockholders of Conformis, Inc.

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Conformis, Inc., a Delaware corporation (the “Company”), will be held virtually on Monday, May 24, 2021, beginning at 4:30 p.m. Eastern time.  If you plan to participate in the virtual meeting, please see the instructions on pages 1-5 of the Proxy Statement. Due to the COVID-19 pandemic, the Annual Meeting will be held in a virtual format only to provide a safe experience for our stockholders and employees. Stockholders will be able to listen, vote, and submit questions from their home or from any remote location that has Internet connectivity. There will be no physical location for stockholders to attend. Stockholders may only participate online by logging in at www.virtualshareholdermeeting.com/CFMS2021. The purpose of the meeting is to consider and act upon the following matters:

1.	To elect two class III directors of our Board of Directors to serve until the 2024 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified (Proposal 1);
2.	To approve an amendment to the Company’s 2015 Stock Incentive Plan (the “2015 Plan”) to increase the maximum number of shares of the Company’s common stock available for issuance under the 2015 Plan by 6,000,000 shares (Proposal 2);
3.	To approve an amendment to the Company’s restated certificate of incorporation to increase the number of authorized shares of the Company’s common stock from 200,000,000 shares to 300,000,000 shares (Proposal 3);
4.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying Proxy Statement (Proposal 4);
5.	To recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers (Proposal 5);
6.	To ratify the selection of Grant Thornton LLP as Conformis’ independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal 6); and
7.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on March 26, 2021 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting. We are providing proxy material access to our stockholders via the Internet at www.proxyvote.com. The matters to be acted upon at the Annual Meeting are described in the Notice of Internet Availability of Proxy Materials that you receive in the mail. Please give the proxy materials your careful attention.

In addition to their availability at www.proxyvote.com, this proxy statement and our 2020 annual report to stockholders are available for viewing, printing and downloading at ir.conformis.com.

By Order of the Board of Directors,

/s/ J. Brent Alldredge
J. Brent Alldredge
Chief Legal Officer and Corporate Secretary

Billerica, Massachusetts

April 12, 2021

Your vote is important. Please vote.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 24, 2021:

This proxy statement and our 2020 annual report to stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, are available at ir.conformis.com under the tabs “Financial Information” for viewing, downloading and printing.

To attend, vote, and submit questions during the Annual Meeting visit www.virtualshareholdermeeting.com/CFMS2021 and enter the control number included in your Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card. Stockholders may vote during the Annual Meeting by following the instructions available on the Annual Meeting Website.  Those without a control number may attend as guests of the meeting, but will not have the option to vote or ask questions during the virtual meeting. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting. To submit questions in advance of the Annual Meeting, visit www.proxyvote.com before noon Eastern Time on May 23, 2021 and enter your control number.

All stockholders—even if you plan on attending the Annual Meeting—are encouraged to vote their shares in advance online or, if you requested printed copies of the proxy materials, by phone or by mail, to ensure that your vote will be represented at the Annual Meeting. For more detailed information, see the section entitled “Voting Procedures” beginning on page 2 of this Proxy Statement.

CONFORMIS, INC.

600 Technology Park Drive

Billerica, MA 01821

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY, MAY 24, 2021

Information About the Annual Meeting and Voting

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Conformis, Inc. (“Conformis,” “we” or “us”) for use at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on Monday, May 24, 2021, beginning at 4:30 p.m. Eastern time, and at any adjournment or postponement thereof. Due to the COVID-19 pandemic, the Annual Meeting will be held in a virtual format only to provide a safe experience for our stockholders and employees.

Participation in the Annual Meeting

We aim to offer stockholders rights and participation opportunities during our virtual meeting that are comparable to those that have been provided at our past in-person Annual Meetings of Stockholders.

Stockholders of record as of the record date will be able to participate in the virtual meeting online, vote shares electronically, and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/CFMS2021 and entering the 16-digit control number included in the Notice of Internet Availability, voting instruction form, or proxy card. Only stockholders and proxy holders who enter a valid control number will be able to participate in the virtual Annual Meeting to submit questions and vote.

The live webcast of the Annual Meeting will begin promptly at 4:30 p.m. Eastern Time. We encourage you to access the webcast early, starting at approximately 4:15 p.m. Eastern Time, to allow yourself time to log in and test your computer. If you experience technical difficulties during the check-in process or during the meeting please call 844-986-0822  (toll free) or 303-562-9302  (international) for assistance. Consistent with our historical practice of taking questions from stockholders who attend the Annual Meeting in person, stockholders will be able to ask questions during the virtual Annual Meeting.

We will make an audio replay of the Annual Meeting available on the Conformis Investor Relations website shortly after the meeting.

Even if you plan to attend the Annual Meeting online, we encourage you to vote in advance of the Annual Meeting as described in this proxy statement, so that your vote will be counted if you later decide not to attend the Annual Meeting or you encounter technical difficulties. If you wish to submit your votes before the virtual Annual Meeting, then you do not have to vote at the Annual Meeting unless you wish to change your vote.

Attending the Annual Meeting as a Guest

If you do not have a 16-digit control number, you may still attend the meeting as a guest in listen-only mode. To attend as a guest, please visit www.virtualshareholdermeeting.com/CFMS2021 and enter the information requested on the screen to register as a guest. Please note that you will not have the ability to vote or ask questions during the meeting if you participate as a guest.

Soliciting Proxies

The Board of Directors is soliciting the proxy accompanying this proxy statement. Proxies may be solicited by officers, directors and employees of Conformis, none of whom will receive any additional compensation for their services. We have also retained MacKenzie Partners, Inc. (“MacKenzie Partners”) to solicit proxies. MacKenzie Partners may solicit proxies at a cost we anticipate will not exceed $10,000. These solicitations may be made personally or by mail, facsimile, telephone, messenger, email or the Internet. Conformis will pay persons holding shares of our common stock, par value $0.00001 per share (“common stock”) in their names or in the names of nominees, but not owning shares beneficially, such as brokerage houses, banks and other fiduciaries, for the expense of forwarding solicitation materials to their principals. Conformis will pay all proxy solicitation costs.

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Stockholders of record at the close of business on March 26, 2021, will be entitled to vote during the Annual Meeting on the basis of one vote for each share held. On March 26, 2021, there were outstanding and entitled to vote an aggregate of 182,428,111 shares of our common stock.

Voting Procedures

Your vote is important no matter how many shares you own. Please take the time to vote. Take a moment to read the instructions below. Choose the way to vote that is easiest and most convenient for you, and cast your vote as soon as possible.

If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank, broker or other nominee, you may vote in one of four ways:

•	You may vote over the Internet. You may vote your shares by following the “Vote by Internet” instructions on the accompanying proxy card. If you vote over the Internet, you do not need to vote by telephone or complete and mail your proxy card.

•	You may vote by telephone. You may vote your shares by following the “Vote by Phone” instructions on the accompanying proxy card. If you vote by telephone, you do not need to vote over the Internet or complete and mail your proxy card.

•	You may vote by mail. If you requested a proxy card by mail, you may vote by completing, dating and signing the proxy card delivered and promptly mailing it in the postage-paid envelope provided. If you vote by mail, you do not need to vote over the Internet or by telephone.

•	Online during the Annual Meeting. You may vote online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CFMS2021, entering the control number found in your Notice of Internet Availability, and following the on-screen instructions. The availability of online voting may depend on the voting procedures of the organization that holds your shares. The meeting webcast will begin promptly at 4:30 p.m. Eastern Time. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your system. If you experience technical difficulties during the check-in process or during the meeting please call 844-986-0822 (toll free) or 303-562-9302 (international) for assistance.

Uninstructed Shares

All proxies that are executed or are otherwise submitted over the Internet or by telephone will be voted on the matters set forth in the accompanying Notice of Annual Meeting of Stockholders in accordance with the instructions set forth herein. However, if no choice is specified on a proxy as to one or more of the proposals, the proxy will be voted in accordance with the Board of Directors’ recommendations on such proposals as set forth in this proxy statement.

Changing your Vote

After you have submitted a proxy, you may still change your vote and revoke your proxy at any time prior to the Annual Meeting by doing any one of the following things:

•	Over the Internet. You may vote by proxy by visiting www.proxyvote.com and entering the control number found in your Notice of Internet Availability.

•	By telephone. If you request printed copies of the proxy materials by mail, you will receive a proxy card or voting instruction form and you may vote by proxy by calling the toll-free number found on the card or form.

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•	By mail. If you requested a proxy card by mail, you will receive a proxy card or voting instruction form and you may vote by signing such proxy card and either arranging for delivery of that proxy card in the envelope provided or returning it by mail in the envelope provided prior to the start of the Annual Meeting.

•	Online During the Annual Meeting. You may vote online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CFMS2021, entering the control number found in your Notice of Internet Availability, and following the on-screen instructions. The availability of online voting may depend on the voting procedures of the organization that holds your shares. The meeting webcast will begin promptly at 4:30 p.m. Eastern Time. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your system. If you experience technical difficulties during the check-in process or during the meeting please call 844-986-0822 (toll free) or 303-562-9302 (international) for assistance.

Your attendance at the Annual Meeting alone will not revoke your proxy.

Beneficial Owners of Shares Held in Street Name

If the shares you own are held in “street name” by a bank, broker or other nominee record holder, which we collectively refer to in this proxy statement as “brokerage firms,” your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your brokerage firm provides you. Many brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which, if available, would be provided by your brokerage firm on the voting instruction form that it delivers to you. Because most brokerage firms are member organizations of the New York Stock Exchange (“NYSE”), the rules of the NYSE will likely govern how your brokerage firm would be permitted to vote your shares in the absence of instruction from you. Under the current rules of the NYSE, if you do not give instructions to your brokerage firm, it will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to certain “non-discretionary” items. The proposal to approve an amendment to the Company’s restated certificate of incorporation to increase the number of authorized shares thereunder (Proposal 3) and the ratification of Grant Thornton LLP as our independent registered public accounting firm (Proposal 6) are considered to be discretionary items under the NYSE rules, and your brokerage firm will be able to vote your shares with respect to that proposal even if it does not receive instructions from you, so long as it holds your shares in its name. The election of class III directors (Proposal 1), the proposed amendment to our 2015 Plan (Proposal 2), the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers (Proposal 4), and the recommendation, on a non-binding advisory basis, regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers (Proposal 5) are “non-discretionary” items, meaning that if you do not instruct your brokerage firm on how to vote with respect to such proposals, your brokerage firm will not vote your shares with respect to that proposal and your shares will be counted as “broker non-votes.” “Broker non-votes” are shares that are held in “street name” by a brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter.

If your shares are held in street name, you may attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/CFMS2021. The meeting webcast will begin promptly at 4:30 p.m. Eastern Time. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your system. The availability of online voting may depend on the voting procedures of the organization that holds your shares. To be able to vote your shares held in street name at the Annual Meeting, you will need to obtain a control number from the record holder or your brokerage firm.

Votes Required to Approve a Proposal

The holders of a majority of the shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Shares of common stock represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

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The following votes are required for approval of the proposals being presented at the Annual Meeting:

Proposal 1: To Elect Two Class III Directors. Votes may be cast: “FOR ALL” nominees, “WITHHOLD ALL” nominees or “FOR ALL EXCEPT” those nominees noted by you on the appropriate portion of your proxy or voting instruction card. The two nominees for director receiving the highest number of votes “FOR” election will be elected as directors. This is called a plurality. Withholding a vote from a director nominee will not be voted with respect to the director nominee indicated and will have no impact on the election of directors (except as described under “Majority Voting Standard for Director Elections” as described on page 17), although it will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

Proposal 2: To Approve an Amendment to the 2015 Plan. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the approval of the proposed amendment to the 2015 Plan to increase the maximum number of shares of the Company’s common stock available for issuance under the 2015 Plan by 6,000,000 shares. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal 3: To Approve an Amendment to the Restated Certificate of Incorporation. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of the holders of shares of common stock representing a majority of shares of common stock issued and outstanding as of the record date is required for the approval of the proposed amendment to the Company’s restated certificate of incorporation to increase the number of authorized shares of the Company’s common stock from 200,000,000 shares to 300,000,000 shares. Abstentions will have the effect of votes “AGAINST” this proposal. There will be no broker non-votes with respect to this proposal.

Proposal 4: To Approve the Compensation of the Company’s Named Executive Officers. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal 5: To Recommend the Frequency of Future Advisory Votes on Compensation. Votes may be cast: “1 YEAR,” “2 YEARS,” “3 YEARS” or “ABSTAIN.” The selection of the three options presented receiving the highest number of votes for such option will be the option recommended by stockholders, on a non-binding advisory basis, for the frequency of future advisory votes on the compensation of the Company’s named executive officers. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal 6: To Ratify the Selection of Grant Thornton LLP as Conformis’ Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2021. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the current fiscal year. Abstentions will have no effect on the outcome of this proposal. There will be no broker non-votes with respect to this proposal.

Tabulation and Reporting of Voting Results

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election after the taking of the vote at the Annual Meeting. Conformis will publish the final voting results in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days following the Annual Meeting.

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This proxy statement, the accompanying proxy card and our 2020 annual report to stockholders were first made available to stockholders on or about April 12, 2021.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 24, 2021:

This proxy statement and our 2020 annual report to stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, are available at ir.conformis.com under the tab “Financial Information” for viewing, downloading and printing.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2020 as filed with the Securities and Exchange Commission, or SEC, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to Conformis, Inc., 600 Technology Park Drive, Billerica, MA 01821, Attention: Investor Relations, Telephone: (781) 374-5598.

Proxy Materials Are Available on the Internet

Conformis uses the Internet as the primary means of furnishing proxy materials to stockholders. We send a Notice of Internet Availability of Proxy Materials (the "Notice of Internet Availability" to our stockholders with instructions on how to access the proxy materials online at proxyvote.com or request a printed copy of materials.

Stockholders may follow the instructions in the Notice of Internet Availability to elect to receive future proxy materials in print by mail or electronically by email. We encourage stockholders to take advantage of the availability of the proxy materials online to reduce environmental impact and mailing costs.

Conformis' proxy materials are also available at ir.conformis.com.

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CORPORATE GOVERNANCE

Board of Directors

Members of Our Board of Directors

Set forth below are the names of and certain biographical information about each member of our Board of Directors. The information presented includes each director’s principal occupation and business experience for the past five years and the names of other public companies of which he or she has served as a director during the past five years. We believe that all of our directors possess the attributes and characteristics described in “Board Processes-Director Nomination Process.”

In accordance with the terms of our restated certificate of incorporation and amended and restated bylaws, our Board of Directors is divided into three classes, class I, class II and class III, with members of each class serving staggered three-year terms. The Board of Directors, upon the recommendation of our Nominating and Corporate Governance Committee, has nominated Messrs. Fallon and Langdale for election as class III directors, each to hold office until the 2024 Annual Meeting of Stockholders and until his successor has been duly elected and qualified or until their earlier death, resignation or removal.

Name	Age	Position(s)	Class
Mark A. Augusti	55	President and Chief Executive Officer and Director	Class I
Carrie Bienkowski(3)	49	Director	Class I
Kenneth P. Fallon III(2)(3)	81	Director and Chairman of the Board of Directors	Class III
Philip W. Johnston(3)	76	Director	Class II
Bradley Langdale(1)(2)	56	Director	Class III
Richard Meelia(1)(2)	72	Director	Class I
Michael D. Milligan (1)(3)	57	Director	Class II

(1)	Member of Audit Committee

(2)	Member of Compensation Committee

(3)	Member of Nominating and Corporate Governance Committee

Mark Augusti has served as our President and Chief Executive Officer and a Director since November 2016. Prior to joining Conformis, Mr. Augusti was Integra LifeSciences Corporation’s corporate vice president, and president of Orthopedics and Tissue Technologies. Mr. Augusti was responsible for the management of the Orthopedics and Tissue Technologies global division, which includes extremity implants, tissue products, and the Private Label business. His responsibilities included U.S. commercial leadership, global portfolio management, evaluation of corporate development opportunities and overall strategic direction. Prior to joining Integra in 2014, Mr. Augusti served as chief executive officer at Bioventus LLC from May 2012 to August 2013, and was a member of Bioventus’ Board of Directors during the same period. Prior to that, Mr. Augusti spent nine years with Smith & Nephew from April 2003 to April 2012 in a series of leadership roles, including President of Smith & Nephew’s Biologic Division, where he was appointed to lead Smith & Nephew’s new biologics initiative. He also served as Smith & Nephew’s president of the Orthopaedic Trauma & Clinical Therapies global business and senior vice president and general manager of the Trauma business. From 1987 to 2000, he spent 13 years at GE Medical Systems, where he held various sales, marketing and strategic management roles, both in the U.S. and internationally. Mr. Augusti received his M.B.A. from the UCLA Anderson School of Management, and his B.S. in Computer Science and Economics from Duke University. We believe that Mr. Augusti is qualified to serve on our Board of Directors due to his extensive management, medical technology and business experience.

Carrie Bienkowski has served as a member of our Board of Directors since July 31, 2018. Since March 2020, Ms. Bienkowski has served as Chief Marketing and Digital Experience Officer of Athletico, Ltd. (“Athletico”). Prior to joining Athletico, Ms. Bienkowski acted as Chief Marketing Officer for online grocer Peapod, LLC from 2014 to December 2019. Other prior roles included serving as the Head of Buyer Experience for eBay Inc.’s Fashion vertical in the European markets. From 2002 to 2009, at C&E Advisory in London, Ms. Bienkowski counseled businesses and brands including L’Oreal, Sky Media, HSBC, Boots Pharmacy and Vodafone in sustainability strategies. Earlier in her career, Ms. Bienkowski spent nearly a decade at Procter & Gamble, where she served in various brand management roles. Ms. Bienkowski received her degree in finance and business economics from the University of Notre Dame. We believe that Ms. Bienkowski is qualified to serve on our Board of Directors due to her extensive experience in e-commerce, strategic business planning, new product development, customer experience strategy and brand management.

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Kenneth P. Fallon III has served as a member of our Board of Directors since January 2005, and has served as Chairman of our Board of Directors since February 2015. Mr. Fallon retired from active employment in March 2003. From time to time between March 2004 to June 2009, Mr. Fallon served as an advisor to Kairos Partners, an investment firm. Mr. Fallon retired as the chairman of the board of Axya Medical, Inc., a medical device company, in March 2003. Prior to that, Mr. Fallon also served as the chief executive officer of Axya Medical, Inc.; as president of the surgical business at Haemonetics Corporation, a manufacturer of blood processing technology; as chief executive officer and chairman of the board of UltraCision, Inc., a developer and manufacturer of ultrasonically powered surgical instruments; as president and chief executive officer of American Surgical Technologies Corporation, a company that manufactures laparoscopic viewing systems; as president, U.S. operations of Zimmer, Inc., a joint replacement company and then a subsidiary of Bristol-Myers Squibb Company; as president of Zimmer’s Orthopaedic Implant Division and as its vice president of marketing and positions of significant responsibility with the Codman and Orthopaedic Divisions of Johnson & Johnson, a global healthcare company. Mr. Fallon also served as a member of the board of directors of Osteotech, Inc., a company that produces bone graft materials for spinal procedures, from 1995 to 2010, including serving as chairman from April 2005 to August 2010, until it was acquired by Medtronic, Inc. Mr. Fallon has a B.B.A. degree in marketing from the University of Massachusetts and an M.B.A. from Northeastern University. We believe that Mr. Fallon is qualified to serve on our Board of Directors due to his experience in the medical device industry, particularly his experience serving as the chief executive officer and a member of the board of directors of several medical device companies. Our Board of Directors nominated Mr. Fallon to stand for election as a class III director at the Annual Meeting. If elected, Mr. Fallon’s term as a class III director will expire at our 2024 Annual Meeting of Stockholders.

Philip W. Johnston has served as a member of our Board of Directors since May 2017. Mr. Johnston is the president and founder of Philip W. Johnston Associates, LLC, a communications and public affairs consulting firm. Prior to establishing his firm in 1996, Mr. Johnston served in senior positions in the Massachusetts legislature, the Massachusetts state cabinet, and the U.S. government. Mr. Johnston served five consecutive terms as an elected state representative from the Fourth Plymouth District of Massachusetts. From 2000 to 2007, Mr. Johnston served as chair of the Massachusetts Democratic Party. From 1992 to 1996, Mr. Johnston served as the New England administrator of the U.S. Department of Health and Human Services. In 1991, Mr. Johnston served as the executive director of the Robert F. Kennedy Human Rights organization. In 1984, Mr. Johnston was appointed to serve as the Secretary of Health and Human Services in Massachusetts, administering 17 state agencies in the health and human services field. Since 1998, Mr. Johnston has served on the board of directors of Blue Cross Blue Shield of Massachusetts. Since 2012, Mr. Johnston has served as the chair of the board of the Blue Cross Blue Shield of Massachusetts Foundation, which provides grants to Massachusetts nonprofit organizations that work in the healthcare field on behalf of low-income citizens. Since 2007, Mr. Johnston has served as a member of the board of trustees of the University of Massachusetts, and he chaired the search committee for a new Chancellor at the University of Massachusetts Medical School. Mr. Johnston is currently the vice chair of the University of Massachusetts Building Authority board of directors, and the vice chair of the University of Massachusetts Foundation. Mr. Johnston is currently the board chair of the Massachusetts Health Policy Forum, and serves as a member of the boards of the Robert F. Kennedy Center for Justice and Human Rights, the Carroll Center for the Blind, the Tramuto Foundation, along with the advisory board for the Kenneth B. Schwartz Center and the Advisory Board of the Taubman Center for State and Local Government at the Harvard Kennedy School. In addition, Mr. Johnston is a trustee of the Franklin D. Roosevelt Presidential Library and Museum in Hyde Park, New York. Mr. Johnston founded and currently serves on the advisory board of the Robert F. Kennedy Children’s Action Corps, one of the top juvenile justice and social services agencies in the country. Mr. Johnston received a B.A. from the University of Massachusetts at Amherst, a M.A. from the John F. Kennedy School of Government at Harvard University and honorary degrees from the University of Massachusetts Boston, Bridgewater State College, and Curry College. We believe that Mr. Johnston is qualified to serve on our Board of Directors due to his extensive leadership and directorship experience in the field of healthcare management.

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Bradley Langdale has served as a member of our Board of Directors since May 2008. From February 1996 until his retirement from active employment in December 2007, Mr. Langdale served in various roles at Masimo Corporation, a noninvasive monitoring technology company, including executive vice president, chief financial officer and executive vice president, chief marketing officer. From November 2015 until August 2018, Mr. Langdale served as a Director of Neurorecovery Technologies, Inc., a medical technology company focused on the design and development of devices and applications to help restore function and movement in patients with paralysis. In addition, Mr. Langdale previously served as director of finance for CareLine, Inc., an emergency medical services provider; manager of financial forecasting for Sunrise Company, a private real estate development company; and as a senior accountant for Price Waterhouse & Company LLP (now PricewaterhouseCoopers LLP), a global professional services organization. Mr. Langdale is a Certified Public Accountant and has a B.A. in Economics/Business from the University of California, Los Angeles. We believe that Mr. Langdale is qualified to serve on our Board of Directors due to his extensive management, accounting and business experience. Our Board of Directors nominated Mr. Langdale to stand for election as a class III director at the Annual Meeting. If elected, Mr. Langdale’s term as a class III director will expire at our 2024 Annual Meeting of Stockholders.

Richard Meelia has served as a member of our Board of Directors since June 2015. Since July 2011, Mr. Meelia has served as a principal of Meelia Ventures, LLC, a private equity firm focused on early stage healthcare companies. From July 2007 to July 2011, Mr. Meelia served as president and chief executive officer of Covidien plc, a global healthcare products company, which was formerly known as Tyco Healthcare a division of Tyco International Ltd., a healthcare and security company. From January 1995 through its separation from Tyco International in June 2007, Mr. Meelia served as the president of Tyco Healthcare. From January 1991 to January 1995, Mr. Meelia served as the group president of Kendall Healthcare Products Company, a medical products manufacturer and the foundation of the Tyco Healthcare business. Since July 2011, Mr. Meelia has served as chairman of the board of directors of Haemonetics Corporation, a global provider of blood and plasma supplies and services. He also currently serves as chairman of the board of Apollo Endosurgery Inc., a public company focused on the development of devices that advance therapeutic endoscopy, and as a member of several charitable boards, including Tufts Medical Center and St. Anselm College. In addition, Mr. Meelia served as chairman of the board of directors of Covidien plc from October 2008 to March 2012. Mr. Meelia has a B.A. from Saint Anselm College and an M.B.A. from Boston College. We believe Mr. Meelia is qualified to serve on our Board of Directors due to his years of leadership experience in the global healthcare industry.

Michael D. Milligan has served as a member of our Board of Directors since November 2011. Since October 2002, Mr. Milligan has served as president and chief executive officer at Axel Johnson Inc., a private industrial and investment company. Prior to joining Axel Johnson Inc., Mr. Milligan spent 17 years as a partner and member of the board of directors of Monitor Group, a global consulting and merchant banking firm. In addition, Mr. Milligan is chairman of the board of directors of Sprague Resources L.P., a supplier of energy and materials handling services in the Northeast United States and is a member of the board of directors of Cadence Inc., a supplier of advanced products, technologies and services to medical, life science, automotive, and industrial companies, Decisyon Inc., an enterprise software company, Kinetico Incorporated, a residential and commercial water treatment systems provider, Parkson Corporation, a provider of engineered solutions for municipal and industrial water treatment, and Walk2Campus Holdings, LLC, a real estate investment company providing student housing in proximity to public universities. Mr. Milligan has an A.B. from Bowdoin College and an M.B.A. from Harvard University. We believe that Mr. Milligan is qualified to serve on our Board of Directors due to his extensive business and investment experience across a broad range of disciplines and industry sectors.

Board Composition

In accordance with the terms of our restated certificate of incorporation and amended and restated bylaws, our Board of Directors is divided into three classes, class I, class II and class III, with members of each class serving staggered three-year terms. Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

The Board of Directors, upon the recommendation of our Nominating and Corporate Governance Committee, has nominated Messrs. Fallon and Langdale for election as class III directors, each to hold office until the 2024 Annual Meeting of Stockholders and until his successor has been duly elected and qualified or until their earlier death, resignation or removal.

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Prior to the Annual Meeting, the members of the classes are as follows:

•	the class I directors are Mark Augusti, Carrie Bienkowski and Richard J. Meelia, and their terms will expire at the 2022 Annual Meeting of Stockholders;

•	the class II directors are Philip W. Johnston and Michael D. Milligan, and their terms will expire at the 2023 Annual Meeting of Stockholders; and

•	the class III directors are Kenneth P. Fallon III and Bradley Langdale, and their terms will expire at the 2021 Annual Meeting of Stockholders.

Mr. Fallon serves as the Chairman of the Board of Directors.

The Board of Directors knows of no reason why either of the nominees for director at the Annual Meeting would be unable or unwilling to serve, but if any nominee should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of director as the Board of Directors may recommend in the place of such nominee.

Our directors hold office until their successors have been elected and qualified or until their earlier resignation or removal. Our restated certificate of incorporation, as amended, and our amended and restated bylaws provide that our directors may be removed only for cause by the affirmative vote of the holders of at least 75% of the votes that our stockholders would be entitled to cast in an annual election of directors, and that any vacancy on our Board of Directors, including a vacancy resulting from an enlargement of our Board of Directors, may be filled only by vote of a majority of our directors then in office.

Board Leadership Structure

Our corporate governance guidelines provide that the Nominating and Corporate Governance Committee shall periodically assess the Board of Directors’ leadership structure, including whether the offices of chief executive officer and chairman of the Board of Directors should be separate. Our guidelines provide the Board of Directors with flexibility to determine whether the two roles should be combined or separated based upon our needs and the Board of Directors’ assessment of its leadership from time to time. We currently separate the roles of chief executive officer and chairman of the Board of Directors. Our president and chief executive officer is responsible for setting the strategic direction and the day-to-day leadership and performance of our company, while the chairman of the Board of Directors presides over meetings of the Board of Directors, including executive sessions of the Board of Directors, and performs oversight responsibilities. The Board of Directors has not appointed a lead independent director. Our Board of Directors has three standing committees that currently consist of, and are chaired by, independent directors. Our Board of Directors delegates certain responsibilities to the committees, which then report their activities and actions back to the full Board of Directors. We believe that the independent committees of our Board of Directors and their chairpersons promote effective independent governance. We believe this structure represents an appropriate allocation of roles and responsibilities for the Company at this time because it strikes an effective balance between management and independent leadership participation in our Board of Directors’ proceedings.

Board Determination of Independence

Rule 5605 of the Nasdaq Listing Rules requires a majority of a listed company’s board of directors to be composed of independent directors within one year of listing. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

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Under Rule 5605(a)(2) of the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

In 2021, our Board of Directors undertook a review of the composition of our Board of Directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that each of our current directors, with the exception of Mr. Augusti, is an “independent director” as defined under Rule 5605(a)(2) of the Nasdaq Listing Rules. Our Board of Directors also determined that Bradley Langdale, Richard Meelia and Michael D. Milligan, who currently constitute our Audit Committee, and Kenneth P. Fallon III, Bradley Langdale and Richard Meelia, who constitute our Compensation Committee, satisfy the independence and other qualification standards for such committees established by the SEC and the Nasdaq Listing Rules, as applicable. In making such determinations, our Board of Directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

There are no family relationships among any of our directors or executive officers.

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Board Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which operates under a charter that has been approved by our Board. Copies of the charters of each of these committees are posted under the heading “Corporate Governance” on the Investor Relations section of our website, which is located at ir.conformis.com.

Audit Committee

Prior to the Annual Meeting, the members of our Audit Committee are Bradley Langdale, Richard Meelia and Michael D. Milligan. Mr. Langdale is the chair of the Audit Committee. Contingent upon his re-election as a class III director at the Annual Meeting, Mr. Langdale will remain chair of and a member of the Audit Committee.

Our Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and our independent registered public accounting firm our financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	overseeing our internal audit function, if any;

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•	discussing our risk management policies;

•	establishing procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our internal auditing staff, if any, our independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related-person transactions; and

•	preparing the Audit Committee report required by SEC rules.

All audit services to be provided to us and all non-audit services, other than de minimis non-audit services, to be provided to us by our registered public accounting firm must be approved in advance by our Audit Committee.

Our Board of Directors has determined that Mr. Langdale is an “audit committee financial expert” as defined in applicable SEC rules. We believe that the composition of our Audit Committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.

The Audit Committee met 5 times during 2020.

Compensation Committee

The members of our Compensation Committee are Kenneth P. Fallon III, Bradley Langdale and Richard J. Meelia. Mr. Langdale is the chair of the Compensation Committee. Contingent upon their respective re-elections as class III directors at the Annual Meeting, each of Messrs. Fallon and Langdale will remain members of the Compensation Committee, and Mr. Langdale will remain chair of the Compensation Committee.

Our Compensation Committee’s responsibilities include:

•	reviewing and approving, or recommending for approval by our Board of Directors, our Chief Executive Officer’s compensation as well as the compensation of our other executive officers;

•	overseeing the evaluation of our Chief Executive Officer;

•	reviewing and making recommendations to our Board of Directors with respect to our incentive-compensation and equity-based compensation plans;

•	overseeing and administering our equity-based plans;

•	reviewing and making recommendations to our Board with respect to director compensation;

•	reviewing and discussing with management our “Compensation Discussion and Analysis;”

•	reviewing and approving disclosure to the extent such disclosure is required by SEC rules; and

•	preparing the Compensation Committee report if and to the extent required by SEC rules.

The Compensation Committee met 6 times during 2020.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Carrie Bienkowski, Kenneth P. Fallon III, Philip W. Johnston and Michael D. Milligan. Mr. Fallon is the chair of the Nominating and Corporate Governance Committee. Contingent upon his re-election as a class III directors at the Annual Meeting, Mr. Fallon will remain a member of the Nominating and Corporate Governance Committee.

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Our Nominating and Corporate Governance Committee’s responsibilities include:

•	identifying individuals qualified to become members of our Board;

•	recommending to our Board the persons to be nominated for election as directors and to each of our Board’s committees;

•	reviewing and making recommendations to our Board of Directors with respect to management succession planning;

•	developing and recommending to our Board corporate governance principles; and

•	overseeing a periodic evaluation of our Board.

The Nominating and Corporate Governance Committee met 3 times during 2020.

Compensation Committee Interlocks and Insider Participation

The current members of our Compensation Committee are Kenneth P. Fallon III, Bradley Langdale, and Richard Meelia. None of our directors who sat on our Compensation Committee in 2020 is an officer or employee of Conformis, Inc., nor have they ever been an officer or employee of Conformis, Inc. None of our executive officers serves, or in the past has served, as a member of the Board of Directors or Compensation Committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve or served as members of our Board of Directors or our Compensation Committee in 2020.

Board Meetings and Attendance

Our Board of Directors met 17 times during 2020. During 2020, each of our directors attended at least 80% of the aggregate of the number of Board meetings and the number of meetings held by all committees of the Board on which he or she then served.

Our directors are expected, but not required, to attend our annual meetings of stockholders. In 2020, Ms. Bienkowski and Messrs. Augusti, Fallon, Johnston, Langdale and Milligan attended the Annual Meeting of Stockholders.

Board Processes

Oversight of Risk

Our Board oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. The role of our Board and its committees is to oversee the risk management activities of management. They fulfill this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. In general, our Board oversees risk management activities relating to business strategy, acquisitions, capital raising and allocation, organizational structure and certain operational risks; our Audit Committee oversees risk management activities related to financial controls, cyber security, and legal and compliance risks; our Nominating and Corporate Governance Committee oversees risk management activities relating to Board composition and management succession planning; and our Compensation Committee oversees risk management activities relating to our compensation policies and practices. Each committee reports to the full Board on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that the full Board discuss particular risks.

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Director Nomination Process

The process followed by our Nominating and Corporate Governance Committee to identify and evaluate new director candidates for potential nomination may include the use of a search firm to assist us in identifying qualified directors and may also include requests to Board members and others for recommendations. Our Nominating and Corporate Governance Committee also evaluates the performance of our Board and its committees, including the performance of existing directors being considered for re-election. Our Nominating and Corporate Governance Committee considers many factors including biographical information and background material relating to potential candidates and, particularly in the case of potential candidates who are not then serving on our Board, interviews of selected candidates by members of the committee and our Board.

In considering whether to recommend any particular candidate for inclusion in our Board’s slate of recommended director nominees, our Nominating and Corporate Governance Committee applies the criteria set forth in our corporate governance guidelines described below under “Corporate Governance Guidelines.” Our priority in selection of Board members is identification of members who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members, knowledge of our business and understanding of the competitive landscape.

Our Board and Nominating and Corporate Governance Committee endeavor for the Board to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of a variety of views and opinions in the boardroom. The Company recognizes that diversity has multiple dimensions. In identifying potential candidates, the Board and Nominating and Corporate Governance Committee seek to take into consideration the full breadth of diversity, including personal factors, such as gender, ethnicity, race, and age, as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location.

The nominee biographies under “Board of Directors-Members of Our Board of Directors” indicate the experience, qualifications, attributes and skills of each of our director nominees that led our Nominating and Corporate Governance Committee and our Board to conclude each of the nominees should serve as a director of Conformis. Our Nominating and Corporate Governance Committee and our Board believe that each of the nominees has the individual attributes and characteristics required of each of our directors, and that the nominees as a group possess the skill sets and specific experience desired of our Board as a whole.

Stockholders may recommend individuals for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, and information with respect to the stockholder or group of stockholders making the recommendation, including the number of shares of common stock owned by such stockholder or group of stockholders, to Conformis, Inc., Attention: Chief Legal Officer, 600 Technology Park Drive, Billerica, MA 01821. The specific requirements for the information that is required to be provided for such recommendations to be considered are specified in our bylaws and must be received by us no later than the date referenced below in “Other Matters—Deadline for Submission of Stockholder Proposals for 2022 Annual Meeting of Stockholders.” Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications with Stockholders

Our Board is committed to strong corporate governance, which we believe helps promote the long-term interests of Conformis and our stockholders. We seek a collaborative approach to stockholder issues that affect our business and to help ensure that our stockholders see our governance practices as well-structured. For example, our management, and in some cases, members of the Board, speak to significant stockholders from time-to-time to seek insights into their views on our corporate governance and executive compensation practices, and on our overall company performance.

Our management will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Stockholders may communicate with our management by writing to Conformis, Inc., Attention: Chief Legal Officer, 600 Technology Park Drive, Billerica, MA 01821 or by calling (781) 345-9001. Additional information about contacting Conformis is posted under the heading “IR Contacts” on the Investor Relations section of our website, which is located at ir.conformis.com.

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In addition, stockholders who wish to communicate with our entire Board may do so by writing to Kenneth P. Fallon III, Chairman of the Board, c/o Conformis, Inc., 600 Technology Park Drive, Billerica, MA 01821. Communications will be forwarded to other directors if they relate to substantive matters that the Chairman of the Board considers appropriate for attention by the other directors. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances or matters as to which we tend to receive repetitive or duplicative communications.

Corporate Governance Guidelines

Our Board of Directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of our Company and our stockholders. The guidelines provide that:

•	our Board’s principal responsibility is to oversee the management of our Company;

•	except as may otherwise be permitted by the Nasdaq Listing Rules, a majority of the members of our Board must be independent directors;

•	the independent directors meet in executive session at least twice a year;

•	directors have full and free access to management and, as necessary, independent advisors;

•	new officers and directors may participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

•	our Nominating and Corporate Governance Committee will oversee a periodic self-evaluation of the Board to determine whether the Board and its committees are functioning effectively.

A copy of the corporate governance guidelines is posted under the heading “Corporate Governance” on the Investor Relations section of our website, which is located at ir.conformis.com.

Board Policies

Related-Person Transactions

Our Board of Directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which we are a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related-person transaction,” the related person must report the proposed related-person transaction to our Chief Financial Officer or Chief Legal Officer. The policy calls for the proposed related-person transaction to be reviewed and, if deemed appropriate, approved by the Audit Committee of our Board of Directors. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Audit Committee will review and, in its discretion, may ratify the related-person transaction. The policy also permits the chairman of the Audit Committee to review and, if deemed appropriate, approve proposed related-person transactions that arise between Audit Committee meetings, subject to ratification by the committee at its next meeting. Any related-person transactions that are ongoing in nature will be reviewed annually.

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A related-person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the Audit Committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the Audit Committee will review and consider:

•	the related person’s interest in the related-person transaction;

•	the approximate dollar value of the amount involved in the related-person transaction;

•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to us of, the related-person transaction; and

•	any other information regarding the related-person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The Audit Committee may approve or ratify the transaction only if the Audit Committee determines that, under all of the circumstances, the transaction is not inconsistent with our best interests. The Audit Committee may impose any conditions on the related-person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related-person transaction disclosure rule, the Board of Directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related-person transactions for purposes of this policy:

•	interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity) that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity; (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction; (c) the amount involved in the transaction equals less than the greater of $1 million dollars or 2% of the annual gross revenues of the other entity that is a party to the transaction; and (d) the amount involved in the transaction equals less than 2% of our annual gross revenues; and

•	a transaction that is specifically contemplated by provisions of our restated certificate of incorporation and amended or restated bylaws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the Compensation Committee in the manner specified in its charter.

Other than the compensation arrangements for our named executive officers and directors, which are described elsewhere in the “Executive Compensation” and “Director Compensation” sections of this proxy statement, there have been no transactions since January 1, 2020 to which we were or will be a party, and in which

•	the amounts involved exceeded or will exceed $120,000; and

•	any of our directors, executive officers, nominees for director or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

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Code of Business Conduct and Ethics

Our Board of Directors has adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of business conduct and ethics is posted under the heading “Corporate Governance” on the Investor Relations section of our website, which is located at ir.conformis.com. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq Listing Rules concerning any amendments to, or waivers from, any provision of our code of business conduct and ethics. An executive compliance committee composed of the executive officers has been established to assist the Audit Committee in fulfilling its oversight responsibilities with the respect to compliance and ethics programs, including compliance with the code of business conduct and ethics.

Majority Voting Standard for Director Elections

In February 2021, we amended our Corporate Governance Guidelines to reflect the policy that our Board of Directors will not nominate any person for service on the Board (other than any person nominated or designated pursuant to any agreement or arrangement to which Conformis is party) unless such person (a “Nominee”) has agreed to resign from the Board upon failing to receive a majority of the votes cast in any future election that is not a Contested Election (as defined below), contingent on acceptance of that proffered resignation by the Board in accordance with the policies and procedures adopted by the Board for such purpose. Under this policy, in the event a Nominee fails to receive a majority of the votes cast in any future election that is not a Contested Election, our Nominating and Corporate Governance Committee, or such other committee designated by the Board, will make a recommendation to the Board as to whether to accept or reject the resignation of such Nominee, or whether other action should be taken. The Board will then act on the proffered resignation, taking into account the committee’s recommendation, within 90 days of certification of the election results. The committee in making its recommendation and the Board in making its decision each may consider any factors and other information that they consider appropriate and relevant. A Nominee who becomes or remains a director but who has failed to receive a majority of the votes cast in any future election that is not a Contested Election and who tenders his or her resignation shall remain active and engaged in Board activities while the committee and the Board decide whether to accept or reject such resignation, or whether other action should be taken; provided, however, it is expected that such director will not participate in any proceedings by the Board or any committee thereof regarding whether to accept or reject such director’s resignation, or whether to take other action with respect to such director. An election of directors is a “Contested Election” if, as of the tenth (10th) day preceding the date the Company first mails its notice of meeting for such meeting to the stockholders of the Company, or at any time thereafter, the number of nominees exceeds the number of directors to be elected. For purposes of this provision, a “majority of the votes cast” means that the number of votes cast “for” a director’s election exceeds the number of votes “against” or “withheld” as to that director’s election (with “broker non-votes” not counted as a vote cast either “for” or “against/withheld” as to that director’s election). If the Board accepts a Nominee’s resignation, then the Board may fill any resulting vacancy pursuant to Section 2.9 of the Conformis’ bylaws.

Stock Ownership Guidelines and Holding Requirements

Stock ownership by our executive officers and directors is a key consideration of our executive and director compensation philosophy. We believe that executive and director ownership of our stock demonstrates to investors that our executives and directors have a significant stake in the Company and its future and mitigates risks associated with equity compensation programs. In March 2021, we adopted stock ownership guidelines and holding requirements. These guidelines provide that our Chief Executive Officer should have an ownership in the Company’s common stock equal to five times his or her annual base salary, while all other executive officers should have an ownership equal to two times his or her annual salary. The guidelines provide that each director should have an ownership equal to five times his or her cash retainer for Board service. Full credit is given under the guidelines for (i) common stock owned and (ii) unvested or unsettled time-based vesting restricted stock or units. No credit is given for unexercised stock options, whether or not vested and whether or not in-the-money. The guidelines include a 5-year phase-in period from the date of appointment or election, as applicable, and progress towards meeting and maintaining these amounts is measured periodically. During the phase-in period, participants must retain (i) 50% of net after-tax shares resulting from restricted stock/unit vesting, and (ii) shares representing 50% of the underlying gain (not including shares sold or withheld to pay the exercise price or tax withholding) received upon the exercise of a stock option, in each case until the applicable ownership level has been achieved.

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If an executive officer or director is not in compliance with the guidelines at the end of the 5-year phase-in period, such person is subject to holding requirements that provide that he or she must retain (i) 100% of net after-tax shares resulting from restricted stock/unit vesting, and (ii) shares representing 100% of the underlying gain (not including shares sold or withheld to pay the exercise price or tax withholding) received upon the exercise of a stock option, in each case until compliance is achieved.

Clawback Policy

In February 2021, we amended our Corporate Governance Guidelines to include an executive recoupment (or clawback) policy. This policy provides a framework for the recovery of compensation delivered to any executive officer whose intentional acts, or failures to act, are responsible in whole, or in part, for the material restatement of Conformis’ publicly filed financial results due to fraud or misconduct, including gross negligence, on the part of such executive. The policy is intended to ensure that executive officers act in the best interest of Conformis and its stockholders. In the event of a material restatement of Conformis' financial statements, the policy provides that the Board, in its sole discretion, will: (i) evaluate the circumstances of such material restatement of Conformis’ financial statements and determine whether fraud or misconduct, including gross negligence, involving intentional acts, or failures to act, on the part of any executive officer was responsible in whole, or in part, for the restatement; (ii) determine the time period involved with, and subsequent periods affected by, any such fraud or misconduct; and (iii) determine the amount of compensation that should be recouped in each case if such fraud or misconduct is determined to have occurred. If the Board determines that recoupment of compensation is warranted, the Board may take appropriate action, including, (A) demanding repayment of bonus or incentive compensation received or awarded for the period affected by the restatement to the extent the amount of any such bonus or compensation would have been lower had the financial results been properly reported, (B) any gains realized as a result of exercising an option during, or awarded for performance during, the period, (C) any gains realized as a result of the vesting or payment of long-term incentives during, or awarded for performance during, the period, and/or (D) any equity compensation awarded during, or based upon performance for, the period. The Board may also reduce future compensation as a means to recover the amount the Board determines should be recouped.

Hedging and Pledging Policies

Under the Company’s Corporate Governance Guidelines, all directors, executives and employees are prohibited from engaging in hedging transactions involving the Company’s common stock, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars, and exchange funds. In addition, all such persons are prohibited from holding the Company’s common stock in a margin account or otherwise pledging such shares as collateral for a loan.

Periodic Review of Classified Board Structure

In accordance with the terms of Conformis’ restated certificate of incorporation, as amended, and amended and restated bylaws, (a) the Board is divided into three classes, class I, class II and class III, with members of each class serving staggered three-year terms, (b) directors may be removed only for cause by the affirmative vote of the holders of at least 75% of the votes that Conformis’ stockholders would be entitled to cast in an annual election of directors, and (c) the stockholders may not adopt, amend, alter or repeal the bylaws, or adopt any provision inconsistent therewith, unless such action is approved by the affirmative vote of the holders of at least 75% of the votes that all the stockholders would be entitled to cast in any annual election of directors or class of directors.  These provisions were included in Conformis’ restated certificate of incorporation and amended and restated bylaws when Conformis consummated its initial public offering, and the Board currently believes that they promote stockholder interests by promoting long-term value creation and making Conformis less vulnerable to short-termist pressures that may seek to deliver immediate stockholder returns by underinvesting in long-term growth (particularly given the high volatility in Conformis’ stock price in recent years). It is the policy of the Board that the Board will review the continued appropriateness of these provisions periodically, and no less than annually, to confirm that the Board believes that they continue to promote stockholder interests.

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EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers:

Name	Age	Position(s)
Mark A. Augusti	55	President and Chief Executive Officer and Director
Robert S. Howe	51	Chief Financial Officer and Treasurer
J. Brent Alldredge	46	Chief Legal Officer and Corporate Secretary

In addition to the biographical information for Mark A. Augusti, which is set forth above under “Board of Directors-Members of Our Board of Directors,” set forth below is certain biographical information about our other executive officers. Our executive officers are elected by, and serve at the discretion of, our Board of Directors.

Robert S. Howe has served as our Chief Financial Officer and Treasurer since February 2020. From May 2015 to February 2020, Mr. Howe was Vice President of Finance and Corporate Controller at NxStage Medical, Inc., a medical technology and device company focused on treatments for kidney failure, which was publicly listed on the Nasdaq Global Select Market until its acquisition by Fresenius Medical Care in February 2019. Prior to joining NxStage Medical, Mr. Howe served as Vice President, Financial Planning and Analysis - Cardio & Vascular Division at Lake Region Medical Inc. from August 2014 to May 2015 and Senior Director of Financial Planning and Analysis for its Advanced Surgical Division from July 2013 to August 2014. Prior to that, Mr. Howe held various leadership positions at Boston Scientific Corporation. Mr. Howe received his M.B.A. degree from Boston University and his B.S. degree in Finance and Entrepreneurial Studies from Babson College.

J. Brent Alldredge has served as our Chief Legal Officer and Corporate Secretary since July 2019. Prior to joining us, Mr. Alldredge was the Senior Vice President, Deputy General Counsel, and Assistant Corporate Secretary of Orthofix Medical Inc., a diversified global medical device company, from August 2016 until July 2019. Before that, Mr. Alldredge served in various roles of increasing responsibility with Orthofix, including Interim General Counsel and Corporate Secretary, and Vice President, Deputy General Counsel, and Assistant Corporate Secretary. Before joining Orthofix in January 2011, Mr. Alldredge was an attorney at Baker & McKenzie LLP, a leading global law firm, and also served as briefing attorney and law clerk to the Chief Justice of Texas’ Sixth District Court of Appeals. Mr. Alldredge is a graduate of Brigham Young University and earned his Juris Doctorate from Southern Methodist University Dedman School of Law, where he served as the Managing Editor of the SMU Law Review.

EXECUTIVE COMPENSATION

As a smaller reporting company, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not smaller reporting companies or emerging growth companies. These include, but are not limited to, reduced disclosure obligations regarding executive compensation in our proxy statements, including the requirement to include a Compensation Discussion and Analysis. We have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies. As a smaller reporting company, we are permitted to limit reporting of compensation disclosure to our principal executive officer and our two other most highly compensated executive officers, which we refer to as our “named executive officers” or our “NEOs.”

Our named executive officers for the year ended December 31, 2020 were as follows: Mark A. Augusti, our President and Chief Executive Officer; Robert S. Howe, our Chief Financial Officer; and J. Brent Alldredge, our Chief Legal Officer and Corporate Secretary.

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Summary Compensation Table

The following table sets forth information regarding compensation awarded to, earned by or paid to our named executive officers during the years ended December 31, 2020 and December 31, 2019.

						Non-equity
				Stock	Option	Incentive Plan	All Other
Name and		Salary	Bonus	Awards	Awards	Compensation	Compensation		Total
principal position	Year	($)	($)(1)	($)(2)	($)(2)	($)	($)(3)		($)
Mark A. Augusti(4)	2020	551,668	234,459	664,768	0	0	203,270	(5)	1,654,165
President and Chief Executive Officer	2019	535,600	200,850	1,842,744	0	0	274,560	(6)	2,853,754

Robert S. Howe(7)	2020	297,500	100,000	218,180	122,300	0	110,463	(8)	848,443
Chief Financial Officer and Treasurer

J. Brent Alldredge(9)	2020	365,650	73,130	361,884	0	0	31,717	(10)	832,381
Chief Legal Officer and Secretary	2019	151,615	30,150	84,375	158,093	0	34,947	(11)	459,180

(1)	The aggregate amounts reported in the “Bonus” column represent bonuses earned, if any, with respect to the applicable fiscal year.

(2)	The amounts reported in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of stock-based awards granted during the year or in connection with the year’s performance, computed in accordance with the provisions of the Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) Topic 718, disregarding any estimates of forfeitures. See Note J to our audited financial statements appearing in our Annual Report on Form 10-K, which was filed with the SEC on March 4, 2021, regarding assumptions underlying the valuation of equity awards.

(3)	We do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide perquisites or other personal benefits to our named executive officers, except as generally made available to our employees, or in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, such as for recruitment purposes. In addition, our named executive officers are eligible to receive the same employee benefits that are generally available to all our full-time employees, and do not receive additional health, welfare or retirement benefits.

(4)	Mr. Augusti has served as a member of our Board of Directors since November 2016 but does not receive any additional compensation for his service as a director.

(5)	Such amount includes $178,571 in residency expenses, the Company’s matching contributions under our 401(k) Savings and Investment Plan, and $17,573 in insurance premiums that we paid in respect of Mr. Augusti.

(6)	Such amount includes $155,725 in residency expenses, $100,000 in tax reimbursements related to residency and travel expenses, the Company’s matching contributions under our 401(k) Savings and Investment Plan, and $11,835 in insurance premiums that we paid in respect of Mr. Augusti.

(7)	Mr. Howe joined us on February 17, 2020 and had an annualized base salary of $340,000, which was prorated in 2020.

(8)	Such amount includes $90,000 in bonus pursuant to his employment agreement, the Company’s matching contributions under our 401(k) Savings and Investment Plan, and $13,338 in insurance premiums that we paid in respect of Mr. Howe.

(9)	Mr. Alldredge joined us on July 29, 2019 and had an annualized base salary of $355,000, which was prorated in 2019.

(10)	Such amount includes the Company’s matching contributions under our 401(k) Savings and Investment Plan, and $24,592 in insurance premiums that we paid in respect of Mr. Alldredge.

(11)	Such amount includes $25,432 in relocation expenses, the Company’s matching contributions under our 401(k) Savings and Investment Plan, and insurance premiums that we paid in respect of Mr. Alldredge.

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Narrative Disclosure to Summary Compensation Table

We review compensation annually for all employees, including our executives. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our company. We do not target a specific competitive position or a specific mix of compensation among base salary, bonus or long-term incentives.

Our Board of Directors has historically determined our executives’ compensation. Our Compensation Committee typically reviews and discusses management’s proposed compensation with our Chief Executive Officer for all executives other than our Chief Executive Officer. Based on those discussions and its discretion, the Compensation Committee then recommends to our Board of Directors the compensation for each executive officer and our Chief Executive Officer, including equity-based awards. The Compensation Committee has the authority to approve the cash compensation of our executive officers, but has historically made recommendations to our Board of Directors regarding such compensation. Our Board of Directors, without members of management present, discusses the Compensation Committee’s recommendations and ultimately approves the compensation of our executive officers, including our Chief Executive Officer. In 2019, our Compensation Committee engaged Semler Brossy Consulting Group, LLC (“Semler Brossy”) as an independent compensation consultant to review our executive compensation peer group and program design and assess our executives’ compensation relative to comparable companies. The Compensation Committee has determined that there are no conflicts of interest or other applicable factors affecting independence with its retention of Semler Brossy, as required by the Nasdaq Listing Rules.

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.

Our Board of Directors has, in its discretion, awarded cash bonuses and granted equity awards in the form of restricted stock or stock options as bonuses to our executive officers from time to time in the past, and may award cash bonuses and grant equity awards as bonuses to our executive officers in the future.

Base Salaries

In 2020, we paid base salaries of $551,668 to Mr. Augusti, $340,000 to Mr. Howe and $365,650 to Mr. Alldredge. Mr. Howe’s employment began on February 17, 2020 and, as a result, the amount shown in the “Salary” column of the Summary Compensation Table for 2020 reflects payments made to him from the period between February 17, 2020 and December 31, 2020. Mr. Alldredge’s employment began on July 29, 2019 and, as a result, the amount shown in the “Salary” column of the Summary Compensation Table for 2019 reflects payments made to him from the period between July 29, 2019 and December 31, 2019. In 2019, we paid base salaries of $535,600 to Mr. Augusti and $355,000 to Mr. Alldredge.

On February 2, 2021, based on a recommendation from our Compensation Committee, the Board of Directors approved an annual salary for 2021 for Mr. Augusti of $551,668; for Mr. Howe of $340,000; and for Mr. Alldredge of $365,650. These 2021 salaries reflect no increase from 2020 amounts.

Conformis, Inc. 2020 Incentive Compensation Program

The Conformis 2020 Incentive Compensation Program (the “2020 Incentive Program”) is a cash annual incentive plan designed to compensate our executive officers and certain employees for achievement of annual performance goals based on a percentage of their annual base salary. The 2020 Incentive Program includes above threshold, target and maximum payouts tied to achieving such performance goals, with bonus amounts adjusted in the sole discretion of the Compensation Committee based on individual performance and contribution towards achieving 2020 performance goals. Pursuant to the 2020 Incentive Program, failure to exceed the threshold for any performance goal metric results in zero funding with respect to that component. Further, if any of the component performance targets are not achieved, the performance payouts with respect to other performance targets are capped at the target level, even if one or more of the other performance targets is achieved at a level above the target.

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Under the 2020 Incentive Program, each of Messrs. Augusti, Howe and Alldredge was eligible to receive an annual cash bonus based on the following respective percentages of his annual base salary (assuming achievement at 100% of target): Mr. Augusti: 85%; Mr. Howe: 40%; and Mr. Alldredge: 40%.

In designing the performance goals for the 2020 Incentive Program, the Compensation Committee considered the strategic goals of the Company and selected three 2020 fiscal year financial performance metrics designed to align incentives and drive value creation for stockholders. In February 2020, prior to COVID-19 being declared a pandemic by the World Health Organization, the Compensation Committee set performance targets for Mr. Augusti, Mr. Howe and Mr. Alldredge based on 2020 fiscal year product revenue, product gross margin and non-variable operating expenses (which consists of portions of sales and marketing, research and development and general and administrative expenses). The following table details the weight, 2020 performance result and corresponding percentage earned for each performance metric:

Metric	Weight	2020 Performance	Bonus Target Achieved	Earned Payout Percent
Product Revenue	50%	Below Threshold	0%	0%
Product Gross Margin	25%	Below Threshold	0%	0%
Non-Variable Operating Expenses	25%	Above Maximum	160%	100%*
*	As noted above, the terms of the 2020 Incentive Program capped the payout for this metric at 100% of target because the threshold levels were not met for the other two performance metrics.

In February 2021, the Compensation Committee met to determine final bonus amounts payable. Given the significant disruption to our business as a result of the COVID-19 pandemic, the Company was unable to achieve the target goal for product revenue and product gross margin. However, despite a challenging environment, the Company exceeded its non-variable operating expenses target. Based on the weightings and achievement levels, this would have resulted in bonus payouts equal to 25% of the target payout opportunity under the original terms of the program as approved in February 2020. In determining amounts to be paid, the Compensation Committee considered the significant efforts of the executive team to deliver results during the COVID-19 pandemic, which began to impact the Company in early 2020, and continued to affect its business and the business of its customers and suppliers through the 2020 fiscal year. In particular, the Compensation Committee took note that temporary shutdowns of surgery centers during the year as a result of the pandemic was the most material factor in the Company not achieving product sales goals set at the beginning of 2020, and that the executive officers had no control over these developments. For example, the Committee noted that had the COVID-19 pandemic been anticipated when the original performance targets were set, the targets for each of product revenue and product gross margin would have been set at lower levels. The Committee also factored in its determination that the performance of the executive officers during the pandemic included extraordinary efforts and commitment towards the Company’s survival and success during this period (including the maintenance of business continuity during an environment that required a sudden shift to a remote working environment, and the team’s ability to execute important financing transactions during the period).

Based on these considerations, as well as the maximum achievement result with respect to non-variable operating expenses, and acknowledging the impact on the results achieved for product revenue and product gross margin due to the COVID-19 pandemic, the Compensation Committee recommended and the Board of Directors approved discretionary bonus payouts equal to 50% of the target payout opportunity for each of named executive officers. Pursuant to his employment agreement, Mr. Howe was guaranteed a minimum bonus of $100,000 for the 2020 fiscal year (which exceeded payout he would have received based on a payout of 50% of target), and so Mr. Howe’s bonus was awarded at such amount.

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Conformis, Inc. 2021 Incentive Compensation Program

As part of our annual compensation-setting process, in February 2021, based on the recommendation of our Compensation Committee, our Board of Directors approved an employee incentive compensation plan for the 2021 calendar year, or the 2021 Incentive Plan. Under the 2021 Incentive Plan, certain employees, including our named executive officers, are eligible to receive an annual cash bonus based on a percentage of their annual base salary. Each of Messrs. Augusti, Howe and Alldredge are eligible to receive an annual cash bonus based on a percentage of his annual base salary as follows: Mr. Augusti: 85%; Mr. Howe: 40%; and Mr. Alldredge: 40%. The cash bonus is based on a combination of financial and individual performance in 2021, including achieving revenue, gross margin and operating expense performance targets, and, subject to performance under the 2021 Incentive Plan, any cash bonus will be paid on or before March 15, 2022. The determination of whether a bonus will be granted to any employee, the amount of any such bonus and whether such bonus will be paid in cash or equity, will be determined by the Board of Directors in its sole discretion.

Equity Grants During 2020

In February 2020, pursuant to his employment agreement, the Board granted to Mr. Howe an inducement restricted stock unit award of 125,000 shares of the Company’s common stock, which will vest in four equal annual installments on each of the first four anniversaries of February 17, 2020. The Board also granted to Mr. Howe an inducement option to purchase 125,000 shares of the Company’s common stock, of which 25% will vested on February 17, 2021, with the remainder vesting in equal monthly installments for three years thereafter. The option has an exercise price of $0.978 per share. Both of these equity grants are subject to Mr. Howe’s continued service to the Company and further subject to his written employment agreement with the Company in effect as of the grant date, the applicable form of inducement incentive stock option agreement and inducement restricted stock agreement, respectively. Also in connection with his employment agreement, the Board provided a one-time signing bonus of $90,000, subject to repayment by Mr. Howe to the Company if he leaves the Company due to a voluntary termination or is terminated for cause (as defined in his employment agreement) within the first year of his employment.

In April 2020, the Compensation Committee provided for an incentive grant of restricted shares of the Company’s common stock for retention purposes to certain employees, including Mr. Alldredge as follows: Mr. Alldredge: 50,000 shares of common stock (“2020 Retention Shares”). The 2020 Retention Shares vest over a four-year period, with 25% of the shares vesting on the 12 month anniversary of the grant date of April 3, 2020 and 25% of the shares vesting on each of the next three 12 month anniversaries of the grant date. The 2020 Retention Shares are subject to the employee’s continued service to the Company and further subject to any written employment agreement with the Company in effect as of the grant date, the 2015 Plan and the Company’s standard form restricted stock agreement.

In May 2020, the Compensation Committee provided for an annual grant of restricted shares of the Company’s common stock for motivational and retention purposes to certain employees, including Messrs. Augusti, Alldredge and Howe as follows: Mr. Augusti: 693,333 shares of common stock; Mr. Howe: 100,000 shares of common stock; and Mr. Alldredge: 346,667 shares of common stock (“2020 Annual Shares”). The 2020 Annual Shares vest over a four-year period, with 25% of the shares vesting on the 12 month anniversary of the grant date of May 14, 2020 and 25% of the shares vesting on each of the next three 12 month anniversaries of the grant date. The 2020 Annual Shares are subject to the employee’s continued service to the Company and further subject to any written employment agreement with the Company in effect as of the grant date, the 2015 Plan and the Company’s standard form restricted stock agreement.

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Outstanding Equity Awards at Year End

The following table sets forth information regarding outstanding stock options and unvested restricted stock held by our named executive officers as of December 31, 2020.

	Option Awards						Stock Awards
							Number
	Number of		Number of				of Shares		Market Value
	Securities		Securities				or Units		of Shares or
	Underlying		Underlying				of Stock		Units of
	Unexercised		Unexercised		Option	Option	That Have		Stock That
	Options(#)		Options (#)		Exercise	Expiration	Not		Have Not
Name	Exercisable		Unexercisable		Price ($)	Date	Vested (#)		Vested ($)(17)
Mark A. Augusti	179,178	(1)	—		8.7800	12/2/2026	23,901	(2)	15,775	(2)
President and Chief	170,310	(3)	19,804	(3)	5.1000	5/15/2027	25,000	(4)	16,500	(4)
Executive Officer							165,992	(5)	109,555	(5)
							80,340	(6)	53,024	(6)
							161,921	(7)	106,868	(7)
							600,000	(8)	396,000	(8)
							693,333	(9)	457,600	(9)

Robert S. Howe	—	(10)	125,000	(10)	0.9784	2/17/2030	125,000	(11)	82,500	(11)
Chief Financial Officer							100,000	(12)	66,500	(12)

J. Brent Alldredge	27,959	(13)	30,594	(13)	2.7000	7/29/2029	20,625	(14)	13,612	(14)
Chief Legal Officer							50,000	(15)	33,000	(15)
							346,667	(16)	228,800	(16)

(1)	The stock option has a vesting start date of December 2, 2016. 25% of the total number of shares vested and became exercisable on the first anniversary of the vesting start date, with the remainder vested in equal monthly installments over a three-year period thereafter.

(2)	The shares of restricted stock underlying this award vest in four equal annual installments, with 25% having vested on each of May 15, 2018, May 15, 2019 and May 15, 2020. The remaining 23,901 shares vest on May 15, 2021.

(3)	The stock option has a vesting start date of May 15, 2017 and vests and becomes exercisable in equal monthly installments over a four-year period.

(4)	The shares of restricted stock underlying this award vest in four equal annual installments, with 25% having vested on each of August 8, 2018, August 8, 2019 and August 8, 2020. The remaining 25,000 shares vest on August 8, 2021.

(5)	The shares of restricted stock underlying this award vest in four equal annual installments, with 25% having vested on each of May 7, 2019 and May 7, 2020. The remaining 165,992 shares vest 50% on each of May 7, 2021 and 2022.

(6)	The shares of restricted stock underlying this award vest in four equal installments, with 25% having vested on each of July 2, 2019, January 2, 2020 and July 2, 2020. The remaining 80,340 shares shown in the table vested on January 2, 2021.

(7)	The shares of restricted stock underlying this award vest in three equal annual installments, with one-third having vesting on January 2, 2020. Of the remaining 161,921 shares shown in the table, 50% vested on January 2, 2021 and 50% vest on January 2, 2022.

(8)	The shares of restricted stock underlying this award vest in four equal annual installments, with 25% having vested on November 2, 2020. The remaining 600,000 shares vest one-third each on November 2, 2021, 2022 and 2023.

(9)	The shares of restricted stock underlying this award vest in four equal annual installments, with 25% vesting on May 14, 2021 and with the remainder vesting annually thereafter through May 14, 2024.

(10)	The inducement stock option has a vesting start date of February 17, 2020. 25% of the total number of shares vested and became exercisable on the first anniversary of the vesting start date, with the remainder vesting in equal monthly installments over a three-year period thereafter.

(11)	The shares of restricted stock underlying this inducement restricted stock unit award vest in four equal annual installments, with 25% having vested on February 17, 2021 and with the remainder vesting annually thereafter through February 17, 2024.

(12)	The shares of restricted stock underlying this award vest in four equal annual installments, with 25% vesting on each of May 14, 2021, 2022, 2023 and 2024.

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(13)	The stock option has a vesting start date of July 29, 2019 and one-third of the total number of shares having vested and became exercisable on July 29, 2020. An additional one-third of the total number of shares vest and become exercisable on each of July 29, 2021 and 2022.

(14)	The shares of restricted stock underlying this award vest in three equal annual installments, with one-third having vested on July 29, 2020. The remaining 20,625 shares vest one-third on July 29, 2021 and one-third on July 29, 2022.

(15)	The shares of restricted stock underlying this award vest in four equal annual installments, with 25% vesting on April 3, 2021 and with the remainder vesting annually thereafter through April 3, 2024.

(16)	The shares of restricted stock underlying this award vest in four equal annual installments, with 25% vesting on May 14, 2021 and with the remainder vesting annually thereafter through May 14, 2024.

(17)	The value of the awards reflected in the table is based on the $0.66 per share trading price of the Company’s common stock on December 31, 2020, the final trading day of fiscal year 2020.

Agreements with Named Executive Officers

We have employment agreements with each of our named executive officers that prohibit the executive from disclosing confidential information and from competing with us during the term of their employment and for a specified time thereafter, where permitted under applicable law, and that provides for the assignment of intellectual property rights to us.

Mark A. Augusti

We entered into an employment agreement, dated October 19, 2016, with Mark A. Augusti and on December 2, 2016 the Board of Directors approved an amendment and restatement of that agreement (as amended and restated, the “Augusti Employment Agreement”) which sets forth certain terms of Mr. Augusti’s employment. Pursuant to the terms of the Augusti Employment Agreement, Mr. Augusti receives an annual base salary that was initially $520,000 and, thereafter, subject to increase (but not decrease) from time to time as determined by the Board of Directors. In addition, Mr. Augusti received a one-time signing bonus of $200,000 and he is eligible to receive an annual target performance bonus of 75% of his annual base salary. The actual performance bonus payment is discretionary and will be subject to the Board of Director’s assessment of Mr. Augusti’s performance as well as general business conditions at the Company. In connection with his Employment Agreement, the Board of Directors granted to Mr. Augusti new hire equity awards having an aggregate value of $1,200,000, including incentive stock options and restricted stock. Specifically, the Board of Directors granted to Mr. Augusti an incentive stock option to purchase shares of our common stock having a Black Scholes value of $800,000 (the “New Hire Option Grant”) under the 2015 Plan. The New Hire Option Grant vested with respect to 25% of the total number of shares on December 2, 2017 with the remainder vesting in equal monthly installments over the following three years, subject to Mr. Augusti’s continued employment with the Company and subject to the terms of the Augusti Employment Agreement, the 2015 Plan and the Company’s standard form incentive stock option agreement. The Board of Directors also granted to Mr. Augusti a restricted stock award for 44,750 shares of our common stock (the “New Hire RSA Grant”) under the 2015 Plan. The New Hire RSA Grant vests in four equal installments on each 12 month anniversary of the grant date of December 2, 2017, subject to Mr. Augusti’s continued employment with the Company, and subject to the terms of the Augusti Employment Agreement, the 2015 Plan and the Company’s standard form restricted stock agreement. Under the Augusti Employment Agreement, Mr. Augusti was required to establish a residence in Massachusetts by August 1, 2017 and is eligible to receive up to $125,000 for reasonable expenses related to moving and maintaining a temporary residency in Massachusetts (collectively “Residency Expenses” as defined in the Augusti Employment Agreement). Mr. Augusti is also eligible to participate in all of our customary employee benefit plans or programs generally available to our full-time employees and/or executive officers.

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The Augusti Employment Agreement further provides that, in the event Mr. Augusti’s employment is terminated (i) after November 14, 2016 and (ii) by Mr. Augusti for Good Reason or by the Company other than for Cause (collectively a “Qualifying Termination”; where “Good Reason” and “Cause” are defined in the Augusti Employment Agreement), then Mr. Augusti will be eligible to receive severance pay in the form of continuation of his base salary on our standard payroll dates for (x) 18 months following the termination date if the termination occurs during the period between three months before or 24 months following a Change in Control Transaction (“Change of Control Period”; where “Change in Control Transaction” is defined in the Augusti Employment Agreement) or (y) 12 months following the termination date if the termination occurs outside the Change of Control Period. Mr. Augusti will additionally be eligible for a payment in an amount equal to a multiple of 1.5 times the Target Bonus (as defined in the Augusti Employment Agreement) if he is subject to a Qualifying Termination during a Change of Control Period or an amount equal to 1 times the Target Bonus if he is subject to a Qualifying Termination outside of a Change of Control Period and after November 14, 2016. Upon a Qualifying Termination, Mr. Augusti will also be eligible to receive a continuation of group health insurance coverage through the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) with the cost of such benefits to be shared in the same relative proportion by the Company and Mr. Augusti as in effect on the date of termination. If Mr. Augusti is subject to a Qualifying Termination during a Change of Control Period, Mr. Augusti shall also be eligible for full vesting of any outstanding unvested equity grants. The Augusti Employment Agreement further provides that if Mr. Augusti is subject to a termination of employment that is not a Qualifying Termination, including termination by the Company for Cause, voluntary resignation by Mr. Augusti, or termination due to Mr. Augusti’s death or disability, he shall only be entitled to Accrued Compensation (as defined in the Augusti Employment Agreement), unless termination occurs due to Mr. Augusti’s death or disability between the end of a calendar year and the Bonus Payment Date (as defined in the Augusti Employment Agreement), in which case Mr. Augusti will be paid any bonus he would have received for the prior calendar year had he remained an employee of the Company through the Bonus Payment Date. The Company’s obligation to provide severance benefits under the Augusti Employment Agreement are subject to execution by Mr. Augusti of a Release (as defined in the Augusti Employment Agreement), the expiration of any revocation period and Mr. Augusti’s compliance with post-employment obligations.

In February 2017, pursuant to the Augusti Employment Agreement, Mr. Augusti became eligible to receive an initial annual long-term incentive equity award with an aggregate value of $800,000 under the Company’s long-term incentive program. Pursuant to Company’s long-term incentive program, in May 2017, the Board of Directors granted 95,602 shares of restricted common stock to Mr. Augusti having an approximate value of $500,000, calculated using the 60-day average closing price of the common stock on the date of grant (“Long Term RSA Grant”), and an incentive stock option to acquire 190,114 shares of the Company’s common stock having an approximate Black Scholes value of as of the date of grant of $500,000, calculated using the 60-day average closing price of the common stock on the date of grant (“Long Term Option Award”). The Long Term RSA Grant was granted under and subject to the terms of the 2015 Plan and vests in equal annual installments over a four (4) year period beginning on the first anniversary of the date of grant, or May 15, 2017, subject to Mr. Augusti’s continued employment on each applicable vesting date; and otherwise is subject to the terms of the Company’s standard form of restricted stock award agreement and the annual long-term incentive program. The Long Term Option Award was granted under and subject to the terms of the 2015 Plan, has an exercise price equal to the fair market value of the Company’s common stock on the date of grant, or May 15, 2017; vests in equal monthly installments over the four (4) years following the grant date, subject to Mr. Augusti’s continued employment with the Company on each applicable vesting date; and otherwise is subject to the terms as are set forth in the Company’s standard form of stock option agreement and the annual long-term incentive program.

On September 14, 2017, the Company and Mr. Augusti entered into a first amendment (the “Augusti First Amendment”) to the Augusti Employment Agreement, effective as of August 1, 2017. The Augusti Employment Agreement as amended by the Augusti First Amendment continues to require that Mr. Augusti establish his principal residency in Massachusetts. However, the Augusti First Amendment removes the requirement that such residency be established by August 1, 2017. In addition, the Augusti First Amendment provides that, beginning August 2, 2017, the Company will reimburse Mr. Augusti for up to $25,000 per calendar quarter for moving and commuting expenses as well as other costs incurred by Mr. Augusti or his immediate family in traveling to and from his residence in North Carolina to his temporary residence in Massachusetts (“Residency and Travel Expenses”), until either Mr. Augusti establishes a principal residence in Massachusetts or the Board of Directors determines in its sole discretion that the payment of such expenses is no longer required. Additionally, the Augusti First Amendment conforms the original terms of Mr. Augusti’s annual long-term incentive award entitlement to the terms of the grant made to Mr. Augusti by the Company’s Board of Directors in May 2017.

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On July 31, 2018, the Company and Mr. Augusti entered into a second amendment to the Augusti Employment Agreement (the “Augusti Second Amendment”). The Augusti Second Amendment is effective as of July 31, 2018 and provides clarifications and addresses inconsistencies between the Augusti Employment Agreement and the employment agreements we have with other executive officers. The Augusti Second Amendment provides that, upon a Qualifying Termination of Mr. Augusti’s employment outside of the Change of Control Period, vesting of any outstanding unvested equity grants, if any, shall be accelerated in a number of shares that would have become vested if his employment continued for 12 months following a Qualifying Termination. The Augusti Second Amendment further provides that, upon a termination due to death or disability, vesting of any outstanding unvested equity grants, if any, shall be accelerated in a number of shares that would have become vested if his employment continued for 12 months following such termination. For clarification on bonus payments due upon termination, the Augusti Second Amendment provides that, upon a Qualifying Termination that occurs within the Change of Control Period, the Company will pay Mr. Augusti the greater of (a) the bonus accrued by the Company for Mr. Augusti for the calendar year that is prior to the year in which the Qualifying Termination occurs, unless an annual bonus was already paid for that prior year, and a bonus of 75% of Mr. Augusti’s base salary for the calendar year in which the Qualifying Termination occurs or (b) an amount equal to 1.5 times his annual target bonus of 75% of his base salary based upon achievement of both corporate and individual goals as determined by the Board. The Augusti Second Amendment further provides that, upon a Qualifying Termination of his employment that occurs outside the Change of Control Period, we will pay Mr. Augusti the bonus accrued for the year prior to a Qualifying Termination, unless an annual bonus was already paid for that prior year, and an amount equal to 75% of Mr. Augusti’s base salary for the calendar year in which the Qualifying Termination occurs. The Augusti Second Amendment further provides that, upon a termination due to his death, we will pay a continuation of base salary for 12 months following such termination. The Augusti Second Amendment further clarifies that, upon a Qualifying Termination, we will pay the premiums, including any employee portion, for Mr. Augusti’s timely election of benefits under COBRA, provided Mr. Augusti remains eligible for COBRA. Lastly, the Augusti Second Amendment increases the amount of paid time off that Mr. Augusti may accrue per year from four to five weeks, consistent with other executive officers.

On March 6, 2019, the Company and Mr. Augusti entered into a third amendment to the Augusti Employment Agreement (the “Augusti Third Amendment”). The Augusti Third Amendment provides that, as of March 31, 2019, the reimbursement of up to $25,000 per calendar quarter for Residency and Travel Expenses (as defined in the Augusti Third Amendment) will cease. In recognition that the reimbursement of Residency and Travel Expenses is and has been taxable compensation to Mr. Augusti, under the Augusti Third Amendment, we have agreed to pay Mr. Augusti $100,000 as an amount intended to cover taxes paid and to be paid by him resulting from receipt of Residency and Travel Expense payments from August 2, 2017 through March 31, 2019. Beginning April 1, 2019, the Augusti Third Amendment provides that we will pay Mr. Augusti a fixed amount of $41,666.50 per quarter with the intention that he will receive a net amount of approximately $25,000 on an after-tax basis to use for his travel and residency expenses, until the earlier of: (i) the establishment of Mr. Augusti’s principal residence in Massachusetts or (ii) a determination by the Board of Directors in its sole discretion that the payment of such Residency and Travel Expenses is no longer required.

On November 2, 2019 (the “Effective Date”), the Company and Mr. Augusti entered into a fourth amendment to the Augusti Employment Agreement (the “Augusti Fourth Amendment”). The Augusti Fourth Amendment provides that, as of November 2, 2019, we will pay Mr. Augusti a fixed amount of $44,642.86 per calendar quarter to use for his residency cost-of-living expenses, less required tax withholding. The Augusti Fourth Amendment also provides Mr. Augusti with a one-time catch-up cost-of-living expenses payment in the amount of $5,952.71, less required tax withholding. The Augusti Fourth Amendment further provides that if a Qualifying Termination occurs (x) prior to three (3) months before or (y) more than twenty-four (24) months following a Change in Control Transaction, and the Qualifying Termination occurs on or after the two (2)-year anniversary of the Effective Date: (i) the Company will provide Mr. Augusti with severance pay in the form of continuation of his base salary for a total of eighteen (18) months, such amount to be paid in accordance with the Company’s then-current payroll practices, except as otherwise specified in this letter agreement, beginning on the Company’s first regular payroll date that occurs after the Payment Date; (ii) the Company will pay to Mr. Augusti (a) the bonus accrued by the Company for him for the calendar year that is prior to the year in which the Qualifying Termination occurs, provided the Company has not already paid Mr. Augusti a Target Bonus (or other annual bonus) for the prior year, and (b) a bonus of seventy-five percent (75%) of Mr. Augusti’s base salary for the calendar year in which the Qualifying Termination occurs; (iii) Mr. Augusti will be eligible for the same COBRA premium assistance as set forth in Section 13.A of the amended and restated employment agreement as amended, subject to the same terms, conditions, and limitations as described therein; and (iv) the vesting of Mr. Augusti’s then-outstanding unvested equity grants, if any, shall be accelerated in a number of shares that would have become vested had he continued as an employee of the Company for eighteen (18) months following a Qualifying Termination. The Augusti Fourth Amendment also provides that if a Qualifying Termination occurs within three (3) months prior or twenty-four (24) months following a Change in Control Transaction, and regardless of whether the Qualifying Termination occurs prior to, on, or after the two (2)-year anniversary of the Effective Date: (i) the Company will provide Mr. Augusti with severance pay in the form of continuation of his base salary for a total of twenty-four months, such amount to be paid in accordance with the Company’s then-current payroll practices, except as otherwise specified in the amended and restated employment agreement as amended, beginning on the Company’s first regular payroll date that occurs after the Payment Date; (ii) the Company will pay to Mr. Augusti the greater of (a) the bonus accrued by the Company for Mr. Augusti for the calendar year that is prior to the year in which the Qualifying Termination occurs, provided the Company has not already paid him a Target Bonus (or other annual bonus) for the prior year, and (b) a bonus of seventy-five percent (75%) of Mr. Augusti’s base salary for the calendar year in which the Qualifying Termination occurs and (b) an amount equal to 1.5 times the Target Bonus, to be paid in one lump sum on the Company’s first regular payroll date that occurs after the Payment Date; (iii) Mr. Augusti will be eligible for the same COBRA premium assistance as set forth in Section 13.A of the Augusti Fourth Amendment, subject to the same terms, conditions, and limitations as described therein; and (iv) the vesting of one hundred percent (100%) of his then-outstanding unvested equity grants shall be accelerated, such that all unvested equity grants vest and become fully exercisable or non-forfeitable as of the date his employment terminates.

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On February 4, 2020, the Company and Mr. Augusti entered into a fifth amendment Augusti Employment Agreement (the “Augusti Fifth Amendment”). The Augusti Fifth Amendment provides for a bonus award of up to 85% of Mr. Augusti’s base salary effective with fiscal year beginning January 1, 2020.

Robert S. Howe

On February 4, 2020, we entered into an employment agreement with Mr. Howe (the “Howe Employment Agreement”). Pursuant to the terms of the Howe Employment Agreement, Mr. Howe receives an annual base salary that was initially $340,000 and is, thereafter, subject to increase from time to time as determined by the Board of Directors, and Mr. Howe is eligible to receive a year-end bonus of 40% of his base salary at the sole discretion of and subject to terms determined by the Board of Directors, including, without limitation, incentive targets, goals and/or milestones, except that the Board agreed to pay to Mr. Howe, for the 2020 calendar year only, a minimum bonus of $100,000 in cash. Also in connection with the Howe Employment Agreement, the Board provided a one-time signing bonus of $90,000, which was subject to repayment by Mr. Howe to the Company if he left the Company due to a voluntary termination or was terminated for cause (as defined in his employment agreement) within the first year of his employment.

In February 2020, pursuant to the Howe Employment Agreement, the Board granted to Mr. Howe an inducement restricted stock unit award of 125,000 shares of the Company’s common stock, which will vest in four equal annual installments on each of the first four anniversaries of February 17, 2020. The Board also granted to Mr. Howe an inducement option to purchase 125,000 shares of the Company’s common stock, of which 25% will vested on February 17, 2021, with the remainder vesting in equal monthly installments for three years thereafter. The option has an exercise price of $0.978 per share. Both of these equity grants are subject to Mr. Howe’s continued service to the Company and further subject to his written employment agreement with the Company in effect as of the grant date, the applicable form of inducement incentive stock option agreement and inducement restricted stock agreement, respectively.

Additionally, the Howe Employment Agreement provides that Mr. Howe’s employment with the Company is at will and may be terminated by either party at any time for any or no reason or cause. The Howe Employment Agreement further provides that, in the event Mr. Howe’s employment is terminated by Mr. Howe as a Termination for Good Reason or by the Company as a Termination Other than for Cause (collectively a “Qualifying Termination”; where “Termination for Good Reason” and “Termination Other than for Cause” are defined in the Howe Employment Agreement), then Mr. Howe will be eligible to receive for a “Severance Period” of (i) 18 months following the termination date if the termination occurs during the period between three months before or 12 months following a Change in Control (“Change of Control Period”; where “Change in Control” is defined in the Howe Employment Agreement) or (ii) 12 months following the termination date if the termination occurs outside the Change of Control Period, (a) severance pay in the form of continuation of his base salary on our standard payroll dates and (b) continuation of his coverage under the Company’s group health insurance plans (to the extent allowed by COBRA). Mr. Howe will also receive (i) any bonus accrued by the Company or approved by the Board of Directors for the year prior to such termination, unless already paid, and (ii) a bonus determined by the Board of Directors for the year in which such termination occurs, with all targets, goals, milestones and other contingencies deemed to have been met by the Company and the executive for such year. Upon a Qualifying Termination, a Disability Termination or a Death Termination (as defined in the Howe Employment Agreement), to the extent that the Company has previously paid Mr. Howe a bonus in the form of a stock option that is not fully vested as of the termination date, such stock option shall vest with respect to an additional number of shares equal to that number of shares that would have become vested had Mr. Howe continued as an employee for an additional period equal to the Severance Period. Upon a Death Termination, the Company will pay Mr. Howe’s estate a lump sum amount equal to his base salary for the Severance Period. Except as otherwise noted, upon a Disability Termination, Death Termination, a Voluntary Termination or a Termination for Cause, Mr. Howe shall only be entitled to Accrued Compensation (as defined in the Howe Employment Agreement). Upon a Qualifying Termination during a Change of Control Period, any unvested equity awards will become fully vested and exercisable or free from forfeiture or transfer restrictions. Benefits following a Qualifying Termination are subject to execution by Mr. Howe of a Release (as defined in the Howe Employment Agreement), the expiration of any revocation period and Mr. Howe’s continued compliance with the terms of his Confidentiality, Inventions Assignment and Non-Competition Agreement.

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J. Brent Alldredge

On July 29, 2019, we entered into an employment agreement with Mr. Alldredge (the “Alldredge Employment Agreement”). Pursuant to the terms of the Alldredge Employment Agreement, Mr. Alldredge receives an annual base salary that was initially $355,000 and is, thereafter, subject to increase from time to time as determined by the Board of Directors, and Mr. Alldredge is eligible to receive a year-end bonus of 40% of his base salary at the discretion of and subject to terms determined by the Board of Directors, including, without limitation, incentive targets, goals and/or milestones.

On July 29, 2019, pursuant to his employment agreement, the Board granted to Mr. Alldredge an incentive stock option to purchase 58,553 shares of the Company’s common stock having a Black Scholes value of approximately $125,000 (the “Alldredge Option Grant”) under our 2015 Plan. The Alldredge Option Grant vests with respect to 33.34% of the shares on the first anniversary of the vesting start date, or July 29, 2020, and ratably on a monthly basis thereafter over the following two years. In connection with his employment agreement, the Board also granted to Mr. Alldredge a restricted stock award having a Black Scholes value of approximately $125,000, or 31,250 shares of the Company’s common stock, under our 2015 Plan with such shares vesting in three equal installments on each anniversary of the vesting start date, or July 29, 2019 (the “Alldredge RSA Award”). The Alldredge Option Grant and Alldredge RSA Award are subject to Mr. Alldredge’s continued service to the Company and are subject to his written employment agreement with the Company in effect as of the grant date, the 2015 Plan and the Company’s standard form incentive stock option agreement and restricted stock agreement, respectively.

The Alldredge Employment Agreement further provides that, in the event Mr. Alldredge’s employment is terminated by Mr. Alldredge as a Termination for Good Reason or by the Company as a Termination Other than for Cause (collectively a “Qualifying Termination”; where “Termination for Good Reason” and “Termination Other than for Cause” are defined in the Alldredge Employment Agreement), then Mr. Alldredge will be eligible to receive for a “Severance Period” of (i) 12 months following the termination date if the termination occurs during the period between three months before or 12 months following a Change in Control (“Change of Control Period”; where “Change in Control” is defined in the Alldredge Employment Agreement) or (ii) 6 months following the termination date if the termination occurs outside the Change of Control Period, (a) severance pay in the form of continuation of his base salary on our standard payroll dates and (b) continuation of his coverage under the Company’s group health insurance plans (to the extent allowed by COBRA). Mr. Alldredge will also receive (i) any bonus accrued by the Company or approved by the Board of Directors for the year prior to such termination, unless already paid, and (ii) a bonus determined by the Board of Directors for the year in which such termination occurs, with all targets, goals, milestones and other contingencies deemed to have been met by the Company and the executive for such year. Upon a Qualifying Termination, a Disability Termination or a Death Termination (as defined in the Alldredge Employment Agreement), to the extent that the Company has previously paid Mr. Alldredge a bonus in the form of a stock option that is not fully vested as of the termination date, such stock option shall vest with respect to an additional number of shares equal to that number of shares that would have become vested had Mr. Alldredge continued as an employee for an additional period equal to the Severance Period. Upon a Death Termination, the Company will pay Mr. Alldredge’s estate a lump sum amount equal to his base salary for the Severance Period. Except as otherwise noted, upon a Disability Termination, Death Termination, a Voluntary Termination or a Termination for Cause, Mr. Alldredge shall only be entitled to Accrued Compensation (as defined in the Alldredge Employment Agreement). Upon a Qualifying Termination during a Change of Control Period, any unvested equity awards will become fully vested. Benefits following a Qualifying Termination are subject to execution by Mr. Alldredge of a Release (as defined in the Alldredge Employment Agreement), the expiration of any revocation period and Mr. Alldredge’s continued compliance with the terms of his Confidentiality, Inventions Assignment and Non-Competition Agreement.

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On December 23, 2019, the Company and Mr. Alldredge entered into a first amendment (“Alldredge First Amendment”) of the Alldredge Employment Agreement with Mr. Alldredge providing that the Severance Period means the period following the date of a Qualifying Termination, Death Termination, or Disability Termination, as the case may be, that is equal to (i) eighteen (18) months, in the event of a Qualifying Termination that occurs during a Change of Control Period; and (ii) twelve (12) months, in all other cases.

Potential Payments upon Termination or Change in Control Transaction

Each of Messrs. Augusti, Howe and Alldredge will be entitled to severance payments if his employment is terminated under specified circumstances as described above.

Stock Option and Other Compensation Plans

2004 Stock Option Plan

Our 2004 Stock Option Plan, or 2004 Plan, was adopted by our Board of Directors and approved by our stockholders in June 2004. Our 2004 Plan was amended in October 2005, August 2007, May 2008 and September 2009. A maximum of 3,792,943 shares of common stock was authorized for issuance under the 2004 Plan.

The 2004 Plan is administered by our Board of Directors. The 2004 Plan provided for the grant of incentive stock options and nonqualified stock options. Our employees, directors and consultants, and employees, directors and consultants of our parent or subsidiary corporations, were eligible to receive awards under the 2004 Plan. However, incentive stock options could only be granted to employees. The terms of awards are set forth in the applicable award agreements.

Awards under the 2004 Plan are subject to appropriate adjustments in the event of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification with respect to our stock.

Upon a merger of our company with or into another corporation or sale of all or substantially all of our assets, in addition to any rights provided in an applicable award agreement:

•	all outstanding awards shall be assumed, or substantially equivalent awards shall be substituted, by the successor corporation or a parent or subsidiary thereof; and

•	if not assumed or substituted, all outstanding awards will become exercisable in full for a period of 15 days following our notice to a participant, and any unexercised options will terminate upon expiration of such 15-day period.

Upon a liquidation or dissolution, we must notify participants at least 30 days prior to such action, and all outstanding awards will terminate immediately prior to the consummation of such liquidation or dissolution, unless previously exercised by the participant.

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With participant consent, our Board of Directors may modify or amend, or defer the exercise date of, any awards under the 2004 Plan. Subject to applicable stockholder approval requirements, our Board of Directors may amend or alter the 2004 Plan at any time, except that no amendment or alteration may adversely affect outstanding awards without participant consent except as expressly permitted under the 2004 Plan.

Effective upon the adoption of our 2011 stock option/stock issuance plan, or 2011 Plan, we ceased making awards under the 2004 Plan. Following the adoption of our 2011 Plan, any shares of common stock subject to awards originally granted under the 2004 Plan that expired, terminated, or were otherwise surrendered, canceled, forfeited or repurchased without having been fully exercised or resulting in any common stock being issued were available for issuance under the 2011 Plan.

As of December 31, 2020, there were options to purchase an aggregate of 19,416 shares of common stock outstanding under the 2004 Plan at a weighted-average exercise price of $4.32 per share. Following the adoption of our 2015 Plan any shares of common stock subject to awards originally granted under the 2004 Plan that expire, terminate, or are otherwise surrendered, canceled, forfeited or repurchased without having been fully exercised or resulting in any common stock being issued will be available for issuance under the 2015 Plan, up to a specified number of shares.

2011 Stock Option Plan/Stock Issuance Plan

Our 2011 Plan was adopted by our Board of Directors in February 2011 and approved by our stockholders in March 2011. Our 2011 Plan was amended in March 2012 and July 2013. A maximum of 6,630,242 shares of our common stock are authorized for issuance under the 2011 Plan.

The 2011 Plan is administered by our Board of Directors and provides for the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code, non-statutory stock options and stock awards. However, incentive stock options may only be granted to our employees. The terms of awards are set forth in the applicable award agreements. Following the closing of initial public offering on July 7, 2015, we ceased granting options under the 2011 Plan.

Awards under the 2011 Plan are subject to appropriate adjustments in the event of a stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting our outstanding common stock as a class without our receipt of consideration.

Upon a change of control, as defined in the 2011 Plan:

•	all outstanding option awards will become exercisable in full immediately prior to the effective date of the change of control, except to the extent such options are (1) assumed, or equivalent options substituted, by the successor corporation, or parent thereof, or otherwise continued in full force and effect pursuant to the terms of the change of control transaction, (2) replaced by a cash incentive program that provides for a subsequent payout of the spread existing on the unvested option shares as of the date of such change of control, to be paid in accordance with the same vesting schedule applicable to those unvested option shares, or (3) our Board of Directors subjects such acceleration to other limitations; and

•	all outstanding repurchase rights in favor of us with respect to shares of our common stock issued upon exercise of options or as stock awards shall terminate automatically, and such shares shall become vested, except to the extent (1) those repurchase rights are assigned to a successor corporation, or parent thereof, or otherwise continued in effect pursuant to the terms of the change of control transaction, (2) the property, including cash payments, issued with respect to the unvested shares are placed in escrow and released in accordance with the vesting schedule in effect for such shares, or (3) such accelerated vesting is precluded by other limitations imposed by our Board of Directors.

Our Board of Directors has the discretion, exercisable either at the time an award is granted or at any time while an award remains outstanding, to provide that such award will become fully vested upon the occurrence of a change of control or other specified event or the participant’s involuntary termination, as defined in the 2011 Plan, within a designated period following a specified event.

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Subject to any applicable stockholder approval requirements pursuant to applicable laws and regulations, our Board of Directors may amend or terminate the 2011 Plan or any awards under the Plan in any or all respects, except that no amendment or termination may adversely affect the rights and obligations with respect to outstanding awards without participant consent. Our Board of Directors has the authority, with the consent of the affected participants, to cancel any or all outstanding options under the 2011 Plan and grant in substitution therefor new options covering the same or a different number of shares of our common stock.

As of December 31, 2020, there were options to purchase an aggregate of 681,294 shares of common stock outstanding under the 2011 Plan at a weighted-average exercise price of $7.27 per share. Following the adoption of our 2015 Plan, any shares of common stock subject to awards originally granted under the 2011 Plan that expire, terminate, or are otherwise surrendered, canceled, forfeited or repurchased without having been fully exercised or resulting in any common stock being issued will be available for issuance under the 2015 Plan, up to a specified number of shares.

2015 Stock Incentive Plan

Our Board of Directors adopted, and our stockholders approved, our 2015 Plan, which became effective in June 2015. The 2015 Plan provides for the grant of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock awards, restricted stock units and other stock-based awards. The number of shares of our common stock that are reserved for issuance under the 2015 Plan are the sum of: (1) 2,000,000 shares of common stock; plus (2) the number of shares of our common stock that remained available for issuance under the 2011 Plan immediately prior to the closing of the Company’s initial public offering in 2015 and the number of shares of our common stock subject to outstanding awards under the 2011 Plan or under the 2004 Plan that expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right; plus (3) an annual increase, to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2016 and continuing until, and including, the fiscal year ending December 31, 2025, equal to the lesser of (a) 3,000,000 shares of our common stock, (b) 3% of the number of shares of our common stock outstanding on the first day of such fiscal year and (c) an amount determined by the Board.

Our employees, officers, directors, consultants and advisors are eligible to receive awards under the 2015 Plan. Incentive stock options, however, may only be granted to our employees.

Pursuant to the terms of the 2015 Plan, our Board of Directors (or a committee delegated by our Board of Directors) administers the plan and, subject to any limitations in the plan, selects the recipients of awards and determines:

•	the number of shares of our common stock covered by options and stock appreciation rights and the dates upon which those awards become exercisable;

•	the type of options to be granted;

•	the duration of options and stock appreciation rights, which may not be in excess of ten years;

•	the exercise price of options and measurement price of stock appreciation rights, both of which must be at least equal to the fair market value of our common stock on the date of grant;

•	the number of shares of our common stock subject to the terms of any restricted stock awards, restricted stock units or other stock-based awards and the terms; and

•	conditions of such awards, including conditions for repurchase, issue price and repurchase price and performance conditions, if any.

If our Board of Directors delegates authority to an executive officer to grant awards under the 2015 Plan, the executive officer will have the power to make awards to all of our employees, except executive officers, subject to any limitations under the 2015 Plan. Our Board of Directors will fix the terms of the awards to be granted by such executive officer, including the exercise price of such awards, which may include a formula by which the exercise price will be determined, and the maximum number of shares subject to awards that such executive officer may make.

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Effect of Certain Changes in Capitalization

Upon the occurrence of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our common stock other than an ordinary cash dividend, our Board of Directors shall equitably adjust:

•	the number and class of securities available under the 2015 Plan;

•	the share counting rules under the 2015 Plan;

•	the number and class of securities and exercise price per share of each outstanding option;

•	the share and per-share provisions and the measurement price of each outstanding stock appreciation right;

•	the number of shares subject to, and the repurchase price per share subject to, each outstanding restricted stock award; and

•	the share and per-share related provisions and the purchase price, if any, of each outstanding restricted stock unit award and each other stock-based award.

Effect of Certain Corporate Transactions

Upon a merger or other reorganization event, as defined in our 2015 Plan, our Board of Directors may, on such terms as our Board determines, except to the extent specifically provided otherwise in an applicable award agreement or other agreement between the participant and us, take any one or more of the following actions pursuant to the 2015 Plan as to some or all outstanding awards, other than restricted stock:

•	provide that all outstanding awards shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring or successor corporation, or an affiliate thereof;

•	upon written notice to a participant, provide that all of the participant’s unvested and/or unexercised awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant, to the extent then exercisable;

•	provide that outstanding awards shall become exercisable, realizable or deliverable, or restrictions applicable to an award shall lapse, in whole or in part, prior to or upon such reorganization event;

•	in the event of a reorganization event pursuant to which holders of shares of our common stock will receive a cash payment for each share surrendered in the reorganization event, make or provide for a cash payment to the participants with respect to each award held by a participant equal to (1) the number of shares of our common stock subject to the vested portion of the award, after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event, multiplied by (2) the excess, if any, of the cash payment for each share surrendered in the reorganization event over the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award; and/or

•	provide that, in connection with a liquidation or dissolution, awards shall convert into the right to receive liquidation proceeds, if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings.

Our Board of Directors does not need to take the same action with respect to all awards, all awards held by a participant or all awards of the same type.

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In the case of certain restricted stock units, no assumption or substitution is permitted, and the restricted stock units will instead be settled in accordance with the terms of the applicable restricted stock unit agreement.

Upon the occurrence of a reorganization event other than a liquidation or dissolution, the repurchase and other rights with respect to outstanding awards of restricted stock will continue for the benefit of the successor company and will, unless the Board of Directors may otherwise determine, apply to the cash, securities or other property into which shares of our common stock are converted or exchanged pursuant to the reorganization event. Upon the occurrence of a reorganization event involving a liquidation or dissolution, all restrictions and conditions on each outstanding award of restricted stock will automatically be deemed terminated or satisfied, unless otherwise provided in the agreement evidencing the restricted stock award or any other agreement between the participant and us.

At any time, our Board of Directors may, in its sole discretion, provide that any award under the 2015 Plan will become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part as the case may be.

No award may be granted under the 2015 Plan on or after June 30, 2025. Our Board of Directors may amend, suspend or terminate the 2015 Plan at any time, except that stockholder approval may be required to comply with applicable law or stock market requirements.

As of December 31, 2020, there were options to purchase an aggregate of 775,202 shares of common stock outstanding under the 2015 Plan at a weighted-average exercise price of $4.94 per share.

2019 Sales Team Plan

Our Board of Directors adopted, and our stockholders approved, our 2019 Sales Team Performance-Based Equity Incentive Plan (the “2019 Sales Team Plan”), which became effective on April 29, 2019 The 2019 Sales Team Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, nonstatutory stock options, SARs, restricted stock, restricted stock units, other stock-based awards and cash awards as described below, which we collectively refer to as awards. The number of shares of our common stock that are issuable under the 2019 Sales Team Plan, subject to adjustment in the event of stock splits, stock dividends or similar events, is 3,000,000 shares of common stock, and 2,777,853 remain available for grant.

All of our employees who are sales representatives and all of our consultants and advisors who are sales agents, including those sales team members who distribute our products on our behalf, are eligible to receive awards under the 2019 Sales Team Plan. However, incentive stock options may only be granted to our employees, employees of our present or future parent or subsidiary corporations, and employees of any other entities the employees of which are eligible to receive incentive stock options under the Code. No employee holding the title of vice president or above (other than area vice presidents), nor any non-employee director of the Company, is eligible to receive an award under the 2019 Sales Team Plan.

Pursuant to the terms of the 2019 Sales Team Plan, our Board of Directors (or a committee delegated by our Board of Directors) administers the plan and, subject to any limitations in the plan, selects the recipients of awards and determines:

•	the number of shares of our common stock covered by options and stock appreciation rights and the dates upon which those awards become exercisable;

•	the type of options to be granted;

•	the duration of options and stock appreciation rights, which may not be in excess of ten years;

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•	the exercise price of options and measurement price of stock appreciation rights, both of which must be at least equal to the fair market value of our common stock on the date of grant;

•	the number of shares of our common stock, cash, or other consideration subject to the terms of any awards; and

•	the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price and performance conditions, if any.

In all events, the grant, vesting or exercisability of each award must be subject to the achievement of performance metrics.

Effect of Certain Changes in Capitalization

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our common stock, other than an ordinary cash dividend, we are required to make equitable adjustments (or make substituted awards, as applicable), in the manner determined by our Board of Directors, to (i) the number and class of securities available under the 2019 Sales Team Plan, (ii) the share counting rules set forth in the 2019 Sales Team Plan, (iii) the number and class of securities and exercise price per share of each outstanding option, (iv) the share- and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of restricted stock, and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding RSU award and each outstanding other stock-based award.

Effect of Certain Corporate Transactions

Upon a merger or other reorganization event, as defined in our 2019 Sales Team Plan, our Board of Directors take any one or more of the following actions as to all or any (or any portion of) outstanding awards other than restricted stock on such terms as our Board of Directors determines (except to the extent specifically provided otherwise in an applicable award agreement or another agreement between a participant and us): (1) provide that such awards shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (2) upon written notice to a participant, provide that all of the participant’s unvested awards will be forfeited immediately before the reorganization event and/or that all of the participant’s unexercised awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of such notice, (3) provide that outstanding awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an award shall lapse, in whole or in part prior to or upon such reorganization event, (4) in the event of a reorganization event under the terms of which holders of our common stock will receive upon consummation thereof a cash payment for each share surrendered in the reorganization event, which we refer to as the Acquisition Price, make or provide for a cash payment to participants with respect to each award held by a participant equal to the number of shares of our common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by the excess, if any, of (i) the Acquisition Price over (ii) the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award, (5) provide that, in connection with our liquidation or dissolution, awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (6) any combination of the foregoing.

Our Board of Directors is not obligated to treat all awards, all awards held by a participant, or all awards of the same type, identically. Certain restricted stock unit awards that are subject to Section 409A of the Code will be settled in accordance with the terms of the applicable award agreement.

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Upon the occurrence of a reorganization event other than our liquidation or dissolution, our repurchase and other rights with respect to outstanding restricted stock will inure to the benefit of our successor and will, unless our Board of Directors determines otherwise, apply to the cash, securities or other property which our common stock was converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to such restricted stock. However, our Board of Directors may either provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any restricted stock or any other agreement between a participant and us, either initially or by amendment or provide for forfeiture of such restricted stock if issued at no cost. Upon the occurrence of a reorganization event involving our liquidation or dissolution, except to the extent specifically provided to the contrary in the instrument evidencing any award of restricted stock or any other agreement between the participant and us, all restrictions and conditions on all restricted stock then outstanding shall automatically be deemed terminated or satisfied.

The Board of Directors may at any time provide that any award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.

No award may be granted under the 2019 Sales Team Plan on or after April 29, 2029. Our Board of Directors may amend, suspend or terminate the 2019 Sales Team Plan at any time, except that stockholder approval may be required to comply with applicable law or stock market requirements.

As of December 31, 2020, there were no options to purchase shares of common stock outstanding under the 2019 Sales Team Plan.

401(k) Plan

The named executive officers are eligible to participate in our 401(k) retirement plan in the same manner as other employees. Currently, we match 50% of employee contributions up to the first 5% of the employee’s salary in total, subject to the statutorily prescribed limit and the match vests over a period of three years.

Securities Authorized for Issuance under Equity Compensation Plans

The following table contains information about our equity compensation plans as of December 31, 2020. As of December 31, 2020, we had four shareholder-approved equity compensation plans: the 2004 Plan, the 2011 Plan, the 2015 Plan and the 2019 Sales Team Plan.

				Number of securities
				remaining
				available for future
				issuance under
	Number of securities to be		Weighted-average	equity
	issued upon exercise of		exercise price of	compensation plans
	outstanding		outstanding	(excluding
	options, warrants		options, warrant	securities reflected
Plan category	and rights		and rights	in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	1,475,912	(1)	$6.00	3,047,170	(2)
Equity compensation plans not approved by security Holders	653,017	(3)	0.90	—
Total	2,128,929		$5.15	3,047,170

(1)
Represents (i) 19,416 shares of common stock issuable upon exercise of outstanding stock options under our 2004 Plan, (ii) 681,294 shares of common stock issuable upon exercise of outstanding stock options under our 2011 Plan and (iii) 775,202 shares of common stock issuable upon exercise of outstanding stock options under our 2015 Plan, in each case, as of December 31, 2020.

(2)
Represents (i) 275,689 shares of common stock available for issuance pursuant to future awards under the 2015 Plan and (ii) 2,771,481 shares of common stock available for issuance pursuant to future awards under the 2019 Sales Team Plan, in each case, as of December 31, 2020. The 2015 Plan contains a provision providing that the number of shares of common stock available for issuance pursuant to future awards will be increased on the first day of each fiscal year (continuing until, and including, the fiscal year ending December 31, 2025) by an amount equal to the least of (a) 3,000,000 shares of our common stock, (b) 3% of the number of shares of our common stock outstanding on the first day of such fiscal year and (c) an amount determined by the Board. Pursuant to such provision, on January 1, 2021, an additional 2,866,390 shares of common stock became available for issuance pursuant to future awards under the 2015 Plan

(3)
Represents (i) 291,667 shares of our common stock under stock options issued as inducement grants and (ii) 361,350 shares of our common stock under restricted stock unit awards issued as inducement grants as of December 31, 2020. These stock options and restricted stock unit awards are generally subject to the same terms and conditions as those awarded pursuant to the 2015 Plan, and were made in reliance on the Nasdaq exception to shareholder approval for equity grants to new hires.

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DIRECTOR COMPENSATION

The following table sets forth a summary of the compensation earned by our directors for the year ended December 31, 2020, with the exception of Mr. Augusti, who does not receive compensation for service on our Board of Directors and whose compensation is included in the “Summary Compensation Table” above under “Executive Compensation.” Only the five directors indicated below were entitled to receive compensation (each, a “Compensated Director”), including both cash and equity, for service on our Board of Directors for fiscal year 2020.

	Fees Earned or
	Paid in Cash	Stock		Total
Name	($)	Awards($)(2)		($)
Carrie Bienkowski	52,124	106,875	(3)	158,999
Kenneth P. Fallon III	115,000	106,875	(4)	221,875
Philip W. Johnston	55,120	106,875	(5)	161,995
Bradley Langdale	81,000	106,875	(6)	187,875
Richard Meelia	65,000	106,875	(7)	171,875
Michael D. Milligan(1)	—	—		—

(1)	Michael D. Milligan is associated with an institutional investor that, singularly or collectively with any affiliates, holds 1% or more of the outstanding common stock of the Company, and therefore is not considered a Compensated Director. As of December 31, 2020, this director did not hold any exercisable or unexercisable equity grants.

(2)	The amounts reported in the “Stock Awards” column reflect the aggregate grant date fair value of stock-based awards granted during the year or in connection with the year’s performance, computed in accordance with the provisions of the ASC Topic 718. See Note J to our audited financial statements appearing in our Annual Report on Form 10-K, which was filed with the SEC on March 4, 2021, regarding assumptions underlying the valuation of equity awards.

(3)	As of December 31, 2020, Ms. Bienkowski held 111,467 shares of restricted common stock under our 2015 Plan, all of which 111,467 shares will vest in full on the first anniversary of the grant date of May 14, 2020 and such vesting will accelerate in full upon a change of control.

(4)	As of December 31, 2020, Mr. Fallon held 111,467 shares of restricted common stock under our 2015 Plan, all of which shares will vest in full on the first anniversary of grant date of May 14, 2020 and such vesting will accelerate in full upon a change of control. He also held stock options to purchase an aggregate of 87,500 shares of our common stock, of which all shares were vested and exercisable as of December 31, 2020.

(5)	As of December 31, 2020, Mr. Johnston held 111,467 shares of restricted common stock under out 2015 Plan, of which shares will vest in full on the first anniversary of the grant date of May 14, 2020 and such vesting will accelerate in full upon a change of control.

(6)	As of December 31, 2020, Mr. Langdale held 111,467 shares of restricted common stock under our 2015 Plan, all of which shares will vest in full on the first anniversary of the grant date of May 14, 2020 and such vesting will accelerate in full upon a change of control. He also held stock options to purchase an aggregate of 87,500 shares of our common stock, of which all shares were vested and exercisable as of December 31, 2019.

(7)	As of December 31, 2020, Mr. Meelia held 111,467 shares of restricted common stock under our 2015 Plan, all of which shares will vest in full on the first anniversary of the grant date of May 14, 2020 and such vesting will accelerate in full upon a change of control.

Director Compensation Arrangements

For the period extending from the 2020 Annual Meeting of Stockholders to the 2021 Annual Meeting of Stockholders, our Board approved compensation for Carrie Bienkowski, Kenneth P. Fallon III, Philip W. Johnston, Bradley Langdale and Richard J. Meelia (i.e., our Compensated Directors), which excluded our non-employee director who is associated with an institutional investor that, singularly or collectively with any affiliates, holds 1% or more of the outstanding common stock of the Company.

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The COVID-19 pandemic, which began to impact us in early 2020, continued to affect our business and the business of our customers and suppliers through the 2020 fiscal year. The Company and the Board of Directors implemented efforts across the organization to enhance our financial position, increase liquidity and reduce costs. In April 2020, our Board reduced their annual grants of restricted stock by 24% for fiscal year 2020. Our Board, based on the recommendations of our Compensation Committee, evaluates and approves the compensation of our directors annually, and used the following compensation scheme to compensate our Compensated Directors in 2020:

•	each Compensated Director who had served on our Board of Directors for at least six months received an annual grant under our 2015 Plan equal to such number of shares of our restricted common stock as was equal to 76% of $110,000 divided by the per share average closing price, with the per share average closing price no less than $0.75, of our common stock for the 60 calendar days immediately preceding the grant date of May 14, 2020;

•	each Compensated Director received an annual cash fee of $50,000, except that the Chairman of our Board of Directors received an annual cash fee of $100,000 for serving in such capacity;

•	each Compensated Director who was a member of the Audit Committee received an additional annual cash fee of $10,000 for service on such committee, except that the chair of such committee received an annual cash fee of $20,000 for serving in such capacity;

•	each Compensated Director who was a member of the Compensation Committee received an additional annual cash fee of $5,000 for service on such committee, except that the chair of such committee received an annual cash fee of $11,000 for serving in such capacity;

•	each Compensated Director who was a member of the Nominating and Corporate Governance Committee received an additional annual cash fee of $5,000 for service on such committee, except that the chair of such committee received an annual cash fee of $10,000 for serving in such capacity; and

•	each Compensated Director who was a member of any other committee of our Board of Directors that may be established from time to time by our Board of Directors received an additional cash fee of $5,000 for serving on such committee.

Unless otherwise provided at the time of grant, subject to the Compensated Director’s continued service as a director, each annual grant of our restricted common stock referred to in the first bullet point above vests with respect to 100% of the shares upon the first anniversary of the grant date. In the case of such annual grants, in the event of a change in control, the vesting schedule of the shares subject to each grant will accelerate in full.

Each annual cash fee is payable in arrears in twelve equal monthly installments. The amount of each payment is prorated for any portion of a month that a director is not serving on our Board or committee, as applicable.

Each non-employee director is entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending meetings of the Board of Directors and any committee on which he or she serves, subject to our company travel and expense policy.

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AUDIT-RELATED MATTERS

Audit Committee Report

The Audit Committee of the Board of Directors of Conformis, Inc. has reviewed Conformis’ audited financial statements for the fiscal year ended December 31, 2020 and discussed them with Conformis’ management and Grant Thornton LLP, Conformis’ independent registered public accounting firm.

The Audit Committee has received from, and discussed with, Grant Thornton LLP various communications that Grant Thornton LLP is required to provide to the Audit Committee, including the matters required to be discussed by Auditing Standard No. 16 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP required by Rule 3526 of the Public Company Accounting Oversight Board (Communications with Audit Committees Concerning Independence), and has discussed with Conformis’ independent registered public accounting firm its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to Conformis’ Board of Directors that the audited financial statements referred to above be included in Conformis’ Annual Report on Form 10-K for the year ended December 31, 2020.

By the Audit Committee of the Board of Directors of Conformis, Inc.

Bradley Langdale

Richard Meelia

Michael D. Milligan

Audit Fees and Services

The following table summarizes the fees of Grant Thornton LLP, our independent registered public accounting firm, for each of the last two fiscal years.

Fee Category	2020	2019
Audit Fees(1)	$470,064	$450,859
Audit-Related Fees(2)	—	—
Tax Fees(3)	96,940	60,840
All Other Fees	—	—
Total Fees	$567,004	$511,699

(1)	This category includes fees for professional services performed by Grant Thornton LLP for the audit of our annual financial statements, reviews over quarterly consolidated financial statements included in our Quarterly Reports on Form 10-Q, ATM and secondary offering comfort letters, fees related to the registration statements on Form S-3 and Form S-8.

(2)	This category relates to assurance and related services rendered by Grant Thornton LLP. There were no audit-related fees rendered for 2020 and 2019.

(3)	This category consists of fees for provisional services rendered by Grant Thornton LLP for tax compliance services for 2020 and 2019.

All such accountant services and fees were pre-approved by our Audit Committee in accordance with the “Pre-Approval Policies and Procedures” described below.

Pre-Approval Policies and Procedures

Our Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our Audit Committee or the engagement is entered into pursuant to a de minimis exception in accordance with applicable SEC rules.

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MATTERS TO BE VOTED ON

Proposal 1: Election of Class III Directors

In accordance with the terms of our restated certificate of incorporation and amended and restated bylaws, our Board of Directors is divided into three classes, class I, class II and class III, with members of each class serving staggered three-year terms. Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the Annual Meeting of Stockholders in the year in which their term expires. At each Annual Meeting of Stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

Kenneth P. Fallon III and Bradley Langdale are current class III directors whose terms expire at the Annual Meeting. The Board of Directors, upon the recommendation of our Nominating and Corporate Governance Committee, has nominated Messrs. Fallon and Langdale for election as class III directors, each to hold office until the 2024 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified or until their earlier death, resignation or removal.

Unless otherwise instructed in the proxy, all proxies will be voted “FOR” the election of Kenneth P. Fallon III and Bradley Langdale to three-year terms ending in 2024, each such nominee to hold office until their successor has been duly elected and qualified. Stockholders who do not wish their shares to be voted for any or all of the nominees may so indicate by striking out the name of such nominee(s) on the proxy card. Each of the nominees has indicated their willingness to serve on our Board, if elected. If any nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee designated by our Board. We do not contemplate that either of the nominees will be unable to serve if elected.

Vote Required

The two nominees for director receiving the highest number of votes “FOR” election will be elected as directors. This is called a plurality. Withholding a vote from a director nominee will not be voted with respect to the director nominee indicated and will have no impact on the election of directors (except as described under “Majority Voting Standard for Director Elections” as described on page 17), although it will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

Our Board unanimously recommends that you vote “FOR” the election of each of Messrs. Fallon and Langdale as directors.

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Proposal 2: TO APPROVE AN AMENDMENT TO THE 2015 PLAN

In February 2021, the Board approved, subject to stockholder approval, an amendment to the 2015 Plan to increase the maximum number of shares of common stock available for issuance under the 2015 Plan by an additional 6,000,000 shares.

Currently, the maximum number of shares of common stock available for issuance under the 2015 Plan equals the sum of:

i.	2,000,000 (the “Baseline Amount”); plus

ii.	the number of shares equal to the sum of (A) the number of shares of our common stock that remained available for issuance under the 2011 Plan immediately prior to the closing of the Company’s initial public offering in 2015 and (B) the number of shares of our common stock subject to outstanding awards under the 2011 Plan or under the 2004 Plan that expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right (the “Rollover Amount”); plus

iii.	an annual increase, to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2016 and continuing until, and including, the fiscal year ending December 31, 2025, equal to the least of (a) 3,000,000 shares of our common stock, (b) 3% of the number of shares of our common stock outstanding on the first day of such fiscal year and (c) an amount determined by the Board (the “Annual Refresh Amount”).

As of March 26, 2021, there are (i) 3,287,098 shares of common stock available for future award grants under the 2015 Plan. As of such date, there were (i) options to purchase an aggregate of 775,202 shares of common stock outstanding under the 2015 Plan at a weighted-average exercise price of $4.94 per share, and (ii) 5,405,051 shares of unvested restricted common stock outstanding under the 2015 Plan. Between the plan becoming effective in July 2015 and March 26, 2021, 4,856,669 of shares of common stock have become issued and outstanding as a result of vested awards under the 2015 Plan.

As of March 26, 2021, 182,428,111 shares of the Company’s common stock are issued and outstanding. As such, the Annual Refresh Amount in future years is not expected to exceed 3,000,000 shares (or approximately 1.6% of the Company’s currently issued and outstanding common stock under the current terms of the 2015 Plan). The Company faces intense competition in recruiting high quality personnel, and in retaining our employees. The Board continues to believe that stock-based incentives are important factors in attracting, retaining and awarding officers, employees, directors and consultants and closely aligning their interests with those of our stockholders.

The Board believes that increasing the number of shares available for issuance under the 2015 Plan by 6,000,000 shares, which will be effected by increasing the Baseline Amount from 2,000,000 to 8,000,000 shares, is consistent with the Company’s compensation philosophy (and with responsible compensation policies generally) and will preserve the Company’s ability to attract and retain capable officers, employees, directors and consultants. The Board believes that the number of shares currently available for issuance under the 2015 Plan is not sufficient in view of our compensation structure and strategy, and that the availability of the additional shares will help the Company to have a more sufficient number of shares of common stock authorized for issuance under the 2015 Plan. The Board adopted this amendment to ensure that, as we grow over the coming year, we can operate effectively in our recruitment efforts, and create incentives for the retention of employees and other service providers, by granting the equity arrangements available under the 2015 Plan to employees, directors, and key consultants at levels determined appropriate by the Compensation Committee.  In addition to our seven directors (which includes our Chief Executive Officer), approximately 260 employees and approximately 4 key consultants are eligible to participate in the 2015 Plan.

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Summary of 2015 Plan, as Proposed to be Amended

The following is a summary of the material terms and conditions of the 2015 Plan, as proposed to be amended, and is qualified in its entirety by the provisions contained in the 2015 Plan, as amended, a copy of which is attached to this Proxy Statement as Annex A:

Common Stock Reserved for Issuance under the Plan. As amended, the maximum number of shares of common stock available for issuance under the 2015 Plan will equal the sum of:

i.	8,000,000; plus

ii.	the number of shares equal to the sum of (A) the number of shares of our common stock that remained available for issuance under the 2011 Plan immediately prior to the closing of the Company’s initial public offering in 2015 and (B) the number of shares of our common stock subject to outstanding awards under the 2011 Plan or under the 2004 Plan that expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right; plus

iii.	an annual increase, to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2016 and continuing until, and including, the fiscal year ending December 31, 2025, equal to the least of (a) 3,000,000 shares of our common stock, (b) 3% of the number of shares of our common stock outstanding on the first day of such fiscal year and (c) an amount determined by the Board.

Currently under the 2015 Plan, clause (i) above equals 2,000,000. As a result, the effect of the proposed amendment to the 2015 Plan will be to increase the shares available for issuance under 2015 Plan by 6,000,000 shares.

Types of Awards Available. The 2015 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock units and other stock-based awards.

Eligibility. Our employees, officers, directors, consultants and advisors will be eligible to receive awards under the 2015 Plan. Incentive stock options, however, may only be granted to our employees.

Administration. Pursuant to the terms of the 2015 Plan, our Board of Directors (or a committee delegated by our Board of Directors) will administer the plan and, subject to any limitations in the plan, will select the recipients of awards and determine:

•	the number of shares of our common stock covered by options and stock appreciation rights and the dates upon which those awards become exercisable;

•	the type of options to be granted;

•	the duration of options and stock appreciation rights, which may not be in excess of ten years;

•	the exercise price of options and measurement price of stock appreciation rights, both of which must be at least equal to the fair market value of our common stock on the date of grant; and

•	the number of shares of our common stock subject to the terms of any restricted stock awards, restricted stock units or other stock-based awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price and performance conditions, if any.

If our Board of Directors delegates authority to an executive officer to grant awards under the 2015 Plan, the executive officer will have the power to make awards to all of our employees, except executive officers, subject to any limitations under the 2015 Plan. Our Board of Directors will fix the terms of the awards to be granted by such executive officer, including the exercise price of such awards, which may include a formula by which the exercise price will be determined, and the maximum number of shares subject to awards that such executive officer may make.

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Effect of certain changes in capitalization. Upon the occurrence of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our common stock other than an ordinary cash dividend, our Board of Directors shall equitably adjust:

•	the number and class of securities available under the 2015 Plan;

•	the share counting rules under the 2015 Plan;

•	the number and class of securities and exercise price per share of each outstanding option;

•	the share and per-share provisions and the measurement price of each outstanding stock appreciation right;

•	the number of shares subject to, and the repurchase price per share subject to, each outstanding restricted stock award; and

•	the share and per-share related provisions and the purchase price, if any, of each outstanding restricted stock unit award and each other stock-based award.

Effect of certain corporate transactions. Upon a merger or other reorganization event, as defined in our 2015 Plan, our Board of Directors may, on such terms as our Board determines, except to the extent specifically provided otherwise in an applicable award agreement or other agreement between the participant and us, take any one or more of the following actions pursuant to the 2015 Plan as to some or all outstanding awards, other than restricted stock:

•	provide that all outstanding awards shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring or successor corporation, or an affiliate thereof;

•	upon written notice to a participant, provide that all of the participant's unvested and/or unexercised awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant, to the extent then exercisable;

•	provide that outstanding awards shall become exercisable, realizable or deliverable, or restrictions applicable to an award shall lapse, in whole or in part, prior to or upon such reorganization event;

•	in the event of a reorganization event pursuant to which holders of shares of our common stock will receive a cash payment for each share surrendered in the reorganization event, make or provide for a cash payment to the participants with respect to each award held by a participant equal to (1) the number of shares of our common stock subject to the vested portion of the award, after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event, multiplied by (2) the excess, if any, of the cash payment for each share surrendered in the reorganization event over the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award; and/or

•	provide that, in connection with a liquidation or dissolution, awards shall convert into the right to receive liquidation proceeds, if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings.

Our Board of Directors does not need to take the same action with respect to all awards, all awards held by a participant or all awards of the same type.

In the case of certain restricted stock units, no assumption or substitution is permitted, and the restricted stock units will instead be settled in accordance with the terms of the applicable restricted stock unit agreement.

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Upon the occurrence of a reorganization event other than a liquidation or dissolution, the repurchase and other rights with respect to outstanding awards of restricted stock will continue for the benefit of the successor company and will, unless the Board of Directors may otherwise determine, apply to the cash, securities or other property into which shares of our common stock are converted or exchanged pursuant to the reorganization event. Upon the occurrence of a reorganization event involving a liquidation or dissolution, all restrictions and conditions on each outstanding award of restricted stock will automatically be deemed terminated or satisfied, unless otherwise provided in the agreement evidencing the restricted stock award or any other agreement between the participant and us.

Acceleration of Awards. At any time, our Board of Directors may, in its sole discretion, provide that any award under the 2015 Plan will become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part as the case may be.

Time Limits for Grants. No award may be granted under the 2015 Plan on or after June 30, 2025.

Amendment and Termination of Plan. Our Board of Directors may amend, suspend or terminate the 2015 Plan at any time, except that stockholder approval may be required to comply with applicable law or stock market requirements.

Federal Income Tax Consequences of the 2015 Plan

The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the 2015 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options (“ISO”). The grant of an ISO under the 2015 Plan will not result in any federal income tax consequences to the optionee or the Company. An optionee recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the optionee has held the shares of common stock. If the optionee does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the optionee will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the purchase price. The Company is not entitled to any deduction under these circumstances.

If the optionee fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the purchase price or (ii) the difference between the fair market value of the stock on the exercise date and the purchase price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. In the year of the disqualifying disposition, the Company is entitled to a deduction equal to the amount of ordinary income recognized by the optionee, subject to the limitations imposed by Section 162(m) of the Code, as described below.

The “spread” under an ISO - i.e., the difference between the fair market value of the shares at the time of exercise and the purchase price-is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If an optionee’s alternative minimum tax liability exceeds such optionee’s regular income tax liability, the optionee will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to ISOs, the optionee must sell the shares within the same calendar year in which the ISOs are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

In the event an ISO is amended, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code that fails to comply with the rules of Section 409A of the Code may result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest. In addition, the amendment of an ISO may convert the option from an ISO to a NSO.

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Nonqualified Stock Options (“NSOs”). The grant of a NSO under the 2015 Plan will not result in any federal income tax consequences to the optionee or the Company. Upon exercise of a NSO, the optionee is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option purchase price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the optionee so long as the Company withholds the appropriate taxes with respect to such income (if required) and subject to the limitations imposed by Section 162(m) of the Code. Any gain or loss on the optionee’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company will not receive a tax deduction for any such gain.

In the event a NSO is amended, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code that fails to comply with the rules of Section 409A of the Code may result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.

Restricted Shares. The grant of Restricted Shares will subject the recipient to ordinary compensation income on the difference between the amount paid (if any) for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient so long as the Company withholds the appropriate taxes with respect to such income (if required) and subject to the limitations imposed by Section 162(m) of the Code. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company will not receive a tax deduction for any such gain.

Recipients of Restricted Shares may make an election under Section 83(b) of the Code (a “Section 83(b) Election”) to recognize as ordinary compensation income in the year that such Restricted Shares are granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. A Section 83(b) Election must be made within 30 days from the time the Restricted Shares are issued.

Stock Appreciation Rights (“SARs”). Recipients of SARs generally should not recognize income until a SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees generally will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient so long as the Company withholds the appropriate taxes with respect to such income (if required) and subject to the limitations imposed by Section 162(m) of the Code.

In the event a SAR is amended, such SAR may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. A SAR subject to Section 409A of the Code that fails to comply with the rules of Section 409A of the Code may result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.

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Restricted Stock Units (“RSUs”). Recipients of RSUs generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such conversion. Recipients who are employees generally will be subject to withholding for federal income tax purposes upon conversion of the RSUs and withholding for employment tax purposes when the RSUs vest. Participants will recognize gain upon the disposition of any shares received upon conversion of the RSUs equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient so long as the Company withholds the appropriate taxes with respect to such income (if required) and subject to the limitations imposed by Section 162(m) of the Code.

RSUs also can be considered nonqualified deferred compensation and subject to the Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. A grant of RSUs subject to Section 409A of the Code that fails to comply with the rules of Section 409A of the Code may result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.

Performance Awards. Any of the foregoing awards may be granted as awards that vest based on the attainment of specified performance criteria. We refer to any such awards as “Performance Awards.” The tax treatment of any Performance Award will be the same as the tax treatment that applies to time-vesting awards, but using the satisfaction of the performance criteria as the time when such awards vest.

Other stock-based awards. Recipients of unrestricted stock will recognize ordinary income equal to the difference between the amount paid for such unrestricted stock and the fair market value of the unrestricted stock on the grant date. This income is subject to withholding for federal income and employment tax purposes. Any gain or loss on the recipient’s subsequent disposition of the shares receives long or short-term capital gain or loss treatment depending on how long the stock has been held since the date such unrestricted stock was granted. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient so long as the Company withholds the appropriate taxes with respect to such income (if required) and subject to the limitations imposed by Section 162(m) of the Code.

Deductibility of Executive Compensation

Generally, Section 162(m) of the Code disallows public companies a tax deduction for federal income tax purposes of remuneration in excess of $1 million paid to so-called “covered employees,” which includes the chief executive officer, chief financial officer, and certain other highly-compensated executive officers, and individuals who formerly held these positions. Remuneration in excess of $1 million is exempt from this deduction limit if it qualifies as “performance-based compensation” within the meaning of Section 162(m) with respect to taxable years beginning on or before December 31, 2017 and is payable pursuant to a binding written agreement in effect on November 2, 2017 that has not been modified in any material respect on or after that date. In approving the amount and form of compensation for our named executive officers, the Compensation Committee considers all elements of our cost of providing such compensation, including the potential impact of Section 162(m) of the Code. The Compensation Committee may, in its judgment, approve compensation for our named executive officers that is not deductible for federal income tax purposes when it believes that such compensation is in the best interests of the Company and our stockholders.

New Plan Benefits

No awards have been granted to any officer, director, employee or consultant pursuant to the 2015 Plan that are contingent upon the approval by our stockholders of the proposed amendment to the 2015 Plan. We anticipate that restricted stock and other equity-based awards may be granted in the discretion of the Compensation Committee or Board under the 2015 Plan out of the additional shares of common stock to be available under the 2015 Plan in connection with the approval of the proposed amendment to the 2015 Plan; however, the number and type of equity-based awards that may be so granted will be based upon various prospective factors, including (i) the nature of services to be rendered by our employees, officers, non-employee directors and consultants, and their potential contributions to our success, (ii) the future trajectory of our business, and (iii) the future price of our common stock. Accordingly, the number and type of actual future awards cannot be determined at this time.

Vote Required

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the approval of the proposed amendment to the 2015 Plan to increase the maximum number of shares of the Company’s common stock available for issuance under the 2015 Plan by 6,000,000 shares. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

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Recommendation of our Board

Our Board unanimously recommends that you vote “FOR” the approval of the proposed amendment to the 2015 Plan to increase the maximum number of shares of the Company’s common stock available for issuance under the 2015 Plan by 6,000,000 shares.

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Proposal 3: APPROVE AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION

Our Board has adopted and is recommending that our stockholders approve a proposed amendment to our Restated Certificate of Incorporation, in substantially the form attached hereto as Annex B, to increase our number of authorized shares of common stock from 200,000,000 to 300,000,000. The proposed amendment is subject to approval by our stockholders. The description in this proxy statement of the proposed amendment is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the form of the amendment.

If the amendment is approved by our stockholders, the first sentence of Article “FOURTH” of our Restated Certificate of Incorporation will be amended and restated in its entirety to read as follows:

"The total number of shares of all classes of stock which the Corporation shall have authority to issue is 305,000,000 shares, consisting of (i) 300,000,000 shares of Common Stock, par value $0.00001 per share (“Common Stock”), and (ii) 5,000,000 shares of Preferred Stock, par value $0.00001 per share (“Preferred Stock”)."

Reasons for the Amendment

Currently, our company is authorized to issue 200,000,000 shares of common stock. Of the 200,000,000 shares of common stock authorized, as of March 26, 2021, there were outstanding (i) 182,438,111 shares of common stock, (ii) options to purchase 1,738,413 shares of common stock, and (iii) warrants exercisable for 12,020,926 shares of common stock. Further, as of the record date, 3,287,098 shares of common stock remained available for issuance under the 2015 Plan (and if Proposal 2 being voted on at the Annual Meeting is approved, we will add an additional 6,000,000 shares to the shares reserved for issuance under the 2015 Plan). Consequently, after accounting for shares of common stock reserved for issuance, we have less than one million shares of authorized but unissued common stock available for general corporate purposes. Additionally, although we are authorized to issue 5,000,000 shares of preferred stock, there were no shares of preferred stock outstanding as of the record date.

Given the number of shares available for issuance as of the record date, our Board of Directors does not believe the currently available number of unissued shares of common stock is an adequate number of shares to assure that there will be sufficient shares available for issuance in connection with possible future acquisitions, equity and equity-based financings, possible future awards under employee benefit plans, stock dividends, and other corporate purposes. Therefore, our Board of Directors has approved the above-described increase in our authorized shares of common stock as a means of providing us with the flexibility to act with respect to the issuance of common stock or securities exercisable for, or convertible into, common stock in circumstances which they believe will advance our interests and the interests of our stockholders without the delay of seeking an amendment to the Restated Certificate of Incorporation at that time. The failure to approve this proposal will prevent us from continuing to pursue effective strategies to access capital in the public and private markets and will limit our ability to execute strategic initiatives that are intended to drive value, which could severely harm our business and stockholder value.

Our Board of Directors has considered, and will continue to consider, various financing options, including the issuance of common stock from time to time to raise additional capital necessary to support future growth of our company. As a result of the proposed amendment, our Board of Directors will have more flexibility to pursue opportunities to engage in possible future capital market transactions involving common stock or securities convertible into common stock, including, without limitation, public offerings or private placements of such common stock. There are no specific financing or acquisition transactions under consideration at this time, other than the continued use of our stock purchase agreement with Lincoln Park Capital, our “at-the-market equity” offering program, issuances in connection with our 2015 stock incentive plan or issuances upon exercise of our outstanding warrants.

The proposed increase to the number of authorized shares of common stock will not change the number of shares of common stock outstanding nor will it have any immediate dilutive effect or change the rights of our current stockholders. The additional common stock to be authorized by adoption of the amendment would have rights identical to our currently outstanding common stock. If the amendment is adopted, it will become effective upon filing of a certificate of amendment of our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. No further stockholder authorization would be required prior to the issuance of such shares, except where stockholder approval is required under Delaware corporate law or Nasdaq rules.

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If the proposal is approved, it could have an anti-takeover effect or delay or prevent a change in control of us. Our Board of Directors is not currently aware of any unsolicited attempt to take control of us, and would act in the best interest of our stockholders if any attempt is made in the future. The holders of our common stock have no preemptive rights, and our Board of Directors has no plans to grant such rights with respect to any such shares.

Vote Required

Under Delaware law, approval of the affirmative vote of the holders of shares of common stock representing a majority of shares of common stock issued and outstanding as of the record date is required for the approval of the proposed amendment to the Company’s restated certificate of incorporation to increase the number of authorized shares of the Company’s common stock from 200,000,000 shares to 300,000,000 shares. Unless authority to do so is withheld, it is the intention of the persons named in the proxy to vote such proxy FOR this proposal. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Recommendation of our Board

Our Board unanimously recommends that you vote “FOR” the approval of an amendment to the Company's restated certificate of incorporation to increase the number of authorized shares of the Company's common stock from 200,000,000 shares to 300,000,000 shares.

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Proposal 4: Non-Binding Advisory Vote to Approve the Compensation of
the Company’s Named Executive Officers.

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are conducting a stockholder advisory vote on the compensation paid to our named executive officers. This proposal, commonly known as “say-on-pay,” gives our stockholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory, and, therefore, it is not binding on our Board, our Compensation Committee, or the Company. Nevertheless, our Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. We currently intend to conduct this advisory vote annually, subject to the outcome of the advisory vote on the frequency of future advisory votes on named executive officer compensation, as discussed in Proposal 5.

Our executive compensation program is designed to attract, motivate and retain our named executive officers who are critical to our success. Our Board believes that our executive compensation program is well tailored to retain and motivate key executives while recognizing the need to align our executive compensation program with the interests of our stockholders and our “pay-for-performance” philosophy. Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

We encourage our stockholders to read the “Summary Compensation Table” and other related compensation tables and narrative disclosures in the “Executive Compensation” section of this Proxy Statement, which describe the 2020 compensation of our named executive officers.

We are asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and the narrative disclosures that accompany the compensation tables.

Vote Required

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in this proxy statement. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

Our Board unanimously recommends that you vote “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in THIS proxy statement.

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Proposal 5: Non-Binding Advisory on the Frequency of Future Advisory Votes

to Approve the Compensation of the Company’s Named Executive Officers

In Proposal 4, we are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers. In this Proposal 5, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Stockholders may vote for a frequency of every one, two, or three years, or may abstain. This vote is required by Section 14A of the Exchange Act.

Our Board will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, our Board may decide that it is in the best interests of our stockholders and the Company to hold the advisory vote to approve executive compensation more or less frequently.

In the future, we will propose an advisory vote on the frequency of the executive compensation advisory vote at least once every six calendar years.

After careful consideration, our Board believes that the executive compensation advisory vote should be held annually, and therefore our Board unanimously recommends that you vote for a frequency of 1 YEAR for future executive compensation advisory votes. Our Board believes that an annual executive compensation advisory vote will facilitate more direct stockholder input about executive compensation. An annual executive compensation advisory vote is consistent with our policy of reviewing our compensation program annually, as well as seeking frequent input from our stockholders on corporate governance and executive compensation matters.

The approval of this Proposal 5 requires the affirmative vote of the holders of the majority of shares of common stock represented by proxy at the Annual Meeting and entitled to vote. However, because stockholders have several voting choices with respect to this proposal, it is possible that no single choice will receive a majority vote. In light of the foregoing, our Board will consider the outcome of the vote when determining the frequency of future non-binding advisory votes on executive compensation. Moreover, because this vote is non-binding, our Board may determine the frequency of future advisory votes on executive compensation in its discretion.

Vote Required

The selection of the three options presented receiving the highest number of votes for such option will be the option recommended by stockholders, on a non-binding advisory basis, for the frequency of future advisory votes on the compensation of the Company’s named executive officers. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

Our Board unanimously recommends that you vote FOR ”1 YEAR” as the preferred frequency of future advisory votes on the compensation of our named executive officers.

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Proposal 6: RatifICATION OF the Selection of Grant Thornton LLP as Conformis’ Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2021

The Audit Committee of our Board of Directors has selected the firm of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Grant Thornton LLP has served as our independent registered public accounting firm since the fiscal year ended December 31, 2008. Although stockholder ratification of the selection of Grant Thornton LLP is not required by law or Nasdaq rules, our Audit Committee believes that it is advisable and has decided to give our stockholders the opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, our Audit Committee may reconsider this selection.

Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions from stockholders.

Vote Required

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the current fiscal year. Abstentions will have no effect on the outcome of this proposal. There will be no broker non-votes with respect to this proposal.

Recommendation of our Board

OUR BOARD unanimously RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS CONFORMIS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

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OWNERSHIP OF COMMON STOCK

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 26, 2021 by:

•	each of our directors and nominees;

•	each of our named executive officers;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock.

The percentages in the columns entitled “Shares Beneficially Owned” are based on a total of 182,428,111 shares of our common stock outstanding as of March 26, 2021.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of March 29, 2021, are considered outstanding and beneficially owned by the person holding the options or warrants for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise set forth below, the address of the beneficial owner is c/o Conformis, Inc., 600 Technology Park Drive, Billerica, MA 01821.

	Number of	Percentage of
	shares	shares
	beneficially	beneficially
Name and Address of beneficial owner	owned	owned
5% Stockholders
Wasatch Advisors, Inc.(1)
505 Wakara Way
Salt Lake City, UT 84108
New York, NY 10022	17,633,750	9.67%

Consonance Capital Management LP(2)
1370 Avenue of the Americas, Floor 33 New York, NY 10019	13,000,000	7.13%

Armistice Capital, LLC(3)
Steven Boyd
510 Madison Avenue, 7th Floor
New York, NY 10022	9,538,357	5.23%

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	Number of	Percentage of
	shares	shares
	beneficially	beneficially
Name and Address of beneficial owner	owned	owned
Named Executive Officers and Directors
Mark A. Augusti(4)	2,617,377	1.43%
Robert S. Howe(5)	159,106		*
J. Brent Alldredge(6)	458,464		*
Carrie Bienkowski(7)	244,614		*
Kenneth P. Fallon III(8)	297,402		*
Philip W. Johnston(9)	247,712		*
Bradley Langdale(10)	268,909		*
Richard Meelia(11)	253,568		*
Michael D. Milligan(12)	937,500		*
All current executive officers and directors as a group (9 persons)	5,484,652	3.01%

*	Represents beneficial ownership of less than 1% of our outstanding stock.

(1)	On February 17, 2021, Wasatch Advisors, Inc. (“Wasatch”) purchased 17,633,750 shares of our common stock pursuant to a public offering of common stock closed by us on such date. For purposes of the disclosure in the table, we have assumed that Wasatch continues to beneficially own the 17,633,750 shares acquired from us on February 17, 2021, and that it does not otherwise beneficially own any other shares of our common stock.

(2)	On February 17, 2021, Consonance Capital Management LP (“Consonance”) purchased 13,000,000 shares of our common stock pursuant to a public offering of common stock closed by us on such date. For purposes of the disclosure in the table, we have assumed that Consonance continues to beneficially own the 13,000,000 shares acquired from us on February 17, 2021, and that it does not otherwise beneficially own any other shares of our common stock.

(3)	Armistice Capital, LLC, a Delaware limited liability company (“Armistice”), and Steven Boyd, jointly filed a Schedule 13G/A on February 16, 2021, in which Armistice and Steven Boyd each reported shared voting and dispositive power as to 9,538,357 shares of our common stock. Additionally, the Company is aware that Armistice is the holder of a warrant to acquire 12,000,000 shares of our common stock, which warrant contains a beneficial ownership limitation providing that the holder thereof may not partially or fully exercise the warrant during the next 60 calendar days in an amount that would cause the holder to beneficially own more than 9.99% of our common stock. The Company does not know to what extent, if any, shares of common stock issuable upon exercise of the warrant are included in its reported beneficial ownership of 9,538,357 shares of common stock.

(4)	Includes (a) 280,230 shares of restricted common stock and (b) 369,292 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 26, 2021.

(5)	Includes (a) 25,000 shares of restricted common stock and (b) 39,062 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 26, 2021.

(6)	Includes (a) 99,166 shares of restricted common stock and (b) 34,399 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 26, 2021.

(7)	Includes 111,467 shares of restricted common stock.

(8)	Includes (a) 111,467 shares of restricted common stock and (b) 62,500 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 26, 2021.

(9)	Incudes 111,467 shares of restricted common stock.

(10)	Includes (a) 111,467 shares of restricted common stock and (b) 62,500 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 26, 2021.

(11)	Includes (a) 111,467 shares of restricted common stock and (b) 142,101 shares of common stock held by The Richard J. Meelia 1997 Revocable Trust (the “Meelia Trust”) for which Mr. Meelia is the Trustee and his immediate family members are beneficiaries. Mr. Meelia disclaims beneficial ownership of the shares held by the Meelia Trust, except to the extent of any pecuniary interest therein.

(12)	The shares are directly held by NewtrAx LLC, which is indirectly controlled by Lexa International Corporation. Mr. Milligan is affiliated with NewtrAx LLC and disclaims beneficial ownership of all shares except to the extent of his pecuniary interest therein.

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OTHER MATTERS

Our Board of Directors does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

Householding of Annual Meeting Materials

Some brokers and other nominee record holders may be “householding” our proxy materials. This means a single notice and, if applicable, the proxy materials, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of the notice and, if applicable, the proxy materials and our 2020 annual report to stockholders, which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, to you if you write or call us at Conformis, Inc., 600 Technology Park Drive, Billerica, MA 01821, Attention: Chief Legal Officer, or by calling (781) 345-9001. If you would like to receive separate copies of our proxy materials and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

Deadline for Submission of Stockholder Proposals for 2022 Annual Meeting of Stockholders

Proposals of stockholders intended to be presented at our 2022 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Exchange Act must be received by us at our principal offices, 600 Technology Park Drive, Billerica, MA 01821, Attention: Chief Legal Officer, no later than December 13, 2021, the date that is 120 days prior to the first anniversary of the date of this proxy statement, in order to be included in the proxy statement and proxy card relating to that meeting.

If a stockholder wishes to present a proposal (including director nominations) at our 2022 Annual Meeting of Stockholders, but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, pursuant to the advance notice provision in our bylaws, such stockholder must give written notice to our Secretary at our principal executive offices at the address noted above. The Secretary must receive such notice no earlier than January 24, 2022, and no later than February 23, 2022, provided that if the date of the 2022 Annual Meeting of Stockholders is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the Annual Meeting, such notice must instead be received by the Secretary no earlier than the 120th day prior to the 2022 Annual Meeting of Stockholders and not later than the close of business on the later of (i) the 90th day prior to the 2022 Annual Meeting of Stockholders and (ii) the tenth day following the day on which notice of the date of the 2022 Annual Meeting of Stockholders was mailed or public disclosure of the date of the 2022 Annual Meeting of Stockholders was made, whichever occurs first.

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ANNEX A

(The following is the text of the proposed First Amendment to the 2015 Stock Incentive Plan. This text is followed by the current text of the 2015 Stock Incentive Plan (without giving effect to the proposed amendment.)

FIRST AMENDMENT TO

CONFORMIS, INC.

2015 STOCK INCENTIVE PLAN

WHEREAS, Conformis, Inc. (the “Company”) desires to amend the Conformis, Inc. 2015 Stock Incentive Plan to increase the aggregate number authorized for issuance under the Plan by 6,000,000 shares of common stock, $0.0001 par value per share, of the Company (the "Common Stock") (the “Plan Amendment”); and

WHEREAS, on February 2, 2021, subject to stockholder approval, the Board of Directors of the Company approved the Plan Amendment.

NOW, THEREFORE, in accordance with Section 11 of the Plan, the Plan is hereby amended as follows:

1.	Section 4 of the Plan is hereby amended by deleting paragraph 4(a)(1)(A) thereof in its entirety and substituting the following in lieu thereof:

"(A)       8,000,000 shares of Common Stock; plus"

2.	The Plan Amendment shall be effective upon approval of the stockholders of the Company at the 2021 Annual Meeting of Stockholders. If the Plan Amendment is not so approved at such meeting, then the amendment to the Plan set forth herein shall be void ab initio.

3.	Except herein provided, the Plan is hereby ratified, confirmed and approved in all respects.

CONFORMIS, INC.

2015 STOCK INCENTIVE PLAN

(Reflects one-for-two reverse stock split of Conformis’ common stock that became effective on June 16, 2015)

1.	Purpose

The purpose of this 2015 Stock Incentive Plan (the “Plan”) of ConforMIS, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.	Eligibility

All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as the terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards (as defined below) under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.” The Plan provides for the following types of awards, each of which is referred to as an “Award”: Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), Restricted Stock Units (as defined in Section 7) and Other Stock-Based Awards (as defined in Section 8).

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3.	Administration and Delegation

(a)       Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(b)       Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

(c)       Delegation to Officers. To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Options and other Awards that constitute rights under Delaware law (subject to any limitations under the Plan) to employees or officers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of such Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to such Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant such Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act). The Board may not delegate authority under this Section 3(c) to grant Restricted Stock, unless Delaware law then permits such delegation.

4.	Stock Available for Awards

(a)       Number of Shares; Share Counting.

(1)       Authorized Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan (any or all of which Awards may be in the form of Incentive Stock Options, as defined in Section 5(b)) for up to such number of shares of common stock, $0.0001 par value per share, of the Company (the “Common Stock”) as is equal to the sum of:

(A)       2,000,000 shares of Common Stock; plus

(B)       such additional number of shares of Common Stock (up to 5,878,488 shares) as is equal to the sum of (x) the number of shares of Common Stock reserved for issuance under the Company’s 2011 Stock Option/Stock Issuance Plan (the “2011 Plan”) that remain available for grant under the 2011 Plan immediately prior to the closing of the Company’s initial public offering, (y) the number of shares of Common Stock subject to awards granted under the 2011 Plan which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of Incentive Stock Options to any limitations of the Code), and (z) the number of shares of Common Stock subject to awards granted under the Company’s 2004 Stock Option Plan which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of Incentive Stock Options to any limitations of the Code); plus

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(C)       an annual increase to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2016 and continuing for each fiscal year until, and including, the fiscal year ending December 31, 2025, equal to the least of (i) 3,000,000 shares of Common Stock, (ii) 3% of the outstanding shares on such date and (iii) an amount determined by the Board.

Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(2)       Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan:

(A)       all shares of Common Stock covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a “Tandem SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan;

(B)       if any Award (i) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Common Stock not being issued (including as a result of an SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR; and

(C)       shares of Common Stock delivered (either by actual delivery, attestation, or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall be added back to the number of shares available for the future grant of Awards.

(b)       Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1), except as may be required by reason of Section 422 and related provisions of the Code.

5.	Stock Options

(a)       General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(b)       Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of ConforMIS, Inc., any of ConforMIS, Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a “Nonstatutory Stock Option.” The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.

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(c)       Exercise Price. The Board shall establish the exercise price of each Option and specify the exercise price in the applicable Option agreement. The exercise price shall be not less than 100% of the fair market value per share of Common Stock as determined by (or in a manner approved by) the Board (“Fair Market Value”) on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date.

(d)       Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

(e)       Exercise of Options. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

(f)        Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1)       in cash or by check, payable to the order of the Company;

(2)       except as may otherwise be provided in the applicable Option agreement or approved by the Board, in its sole discretion, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3)       to the extent provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4)       to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board in its sole discretion, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the Fair Market Value on the date of exercise;

(5)       to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by payment of such other lawful consideration as the Board may determine; or

(6)       by any combination of the above permitted forms of payment.

(g)       Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 9): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(b)) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value, or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the NASDAQ Stock Market (“NASDAQ”).

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6.	Stock Appreciation Rights

(a)       General. The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.

(b)       Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Fair Market Value on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Fair Market Value on such future date.

(c)       Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

(d)       Exercise of SARs. SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.

(e)       Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 9): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR, (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(b)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current measurement price per share of the cancelled SAR, (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current Fair Market Value, or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of NASDAQ.

7.	Restricted Stock; Restricted Stock Units

(a)       General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

(b)       Terms and Conditions for All Restricted Stock Awards. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

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(c)       Additional Provisions Relating to Restricted Stock.

(1)       Dividends. Unless otherwise provided in the applicable Award agreement, any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Accrued Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Accrued Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock.

(2)       Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.

(d)       Additional Provisions Relating to Restricted Stock Units.

(1)       Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company such number of shares of Common Stock or (if so provided in the applicable Award agreement) an amount of cash equal to the Fair Market Value of such number of shares of Common Stock as are set forth in the applicable Restricted Stock Unit agreement. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant in a manner that complies with Section 409A of the Code.

(2)       Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units.

(3)       Dividend Equivalents. The Award agreement for Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be settled in cash and/or shares of Common Stock and shall be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, in each case to the extent provided in the Award agreement.

8.	Other Stock-Based Awards

(a)       General. Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock-Based-Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine.

(b)       Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto.

9.	Adjustments for Changes in Common Stock and Certain Other Events

(a)       Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules set forth in Section 4(a), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of Restricted Stock and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding Restricted Stock Unit award and each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

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(b)       Reorganization Events.

(1)       Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.

(2)       Consequences of a Reorganization Event on Awards Other than Restricted Stock.

(A)       In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant): (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that all of the Participant’s unvested and/or unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b)(2), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

(B)       Notwithstanding the terms of Section 9(b)(2)(A), in the case of outstanding Restricted Stock Units that are subject to Section 409A of the Code: (i) if the applicable Restricted Stock Unit agreement provides that the Restricted Stock Units shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 9(b)(2)(A)(i) and the Restricted Stock Units shall instead be settled in accordance with the terms of the applicable Restricted Stock Unit agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 9(b)(2)(A) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A of the Code; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the Restricted Stock Units pursuant to clause (i) of Section 9(b)(2)(A), then the unvested Restricted Stock Units shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.

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(C)       For purposes of Section 9(b)(2)(A)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

(3)       Consequences of a Reorganization Event on Restricted Stock. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.

10.	General Provisions Applicable to Awards

(a)       Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 10(a) shall be deemed to restrict a transfer to the Company.

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(b)       Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c)       Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d)       Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

(e)       Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(f)       Amendment of Award. Except as otherwise provided in Sections 5(g) and 6(e) with respect to repricings and Section 11(d) with respect to actions requiring stockholder approval, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 9.

(g)       Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h)       Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.

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11.	Miscellaneous

(a)       No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b)       No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

(c)       Effective Date and Term of Plan. The Plan shall become effective immediately prior to the effectiveness of the Company’s initial public offering (the “Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

(d)       Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m) of the Code, no Award granted to a Participant that is intended to comply with Section 162(m) of the Code after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until the Company’s stockholders approve such amendment in the manner required by Section 162(m) of the Code; and (ii) no amendment that would require stockholder approval under the rules of the NASDAQ Stock Market may be made effective unless and until the Company’s stockholders approve such amendment. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 11(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan unless the Award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (2) it may not be exercised or settled (or otherwise result in the issuance of Common Stock) prior to such stockholder approval.

(e)       Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(f)       Compliance with Section 409A of the Code. Except as provided in individual Award agreements initially or by amendment, if and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

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The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.

(g)       Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

(h)       Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

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ANNEX B

CERTIFICATE OF AMENDMENT TO THE

RESTATED CERTIFICATE OF INCORPORATION

OF

CONFORMIS, INC.

Conformis, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the Delaware General Corporation Laws (the DGCL”), does hereby certify as follows:

FIRST:    The name of the Corporation is Conformis, Inc., the date of filing of its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was July 7, 2015 and the date of filing of its first Certificate of Amendment to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was May 2, 2018.

SECOND:    The first sentence of Article “FOURTH” of the Restated Certificate of Incorporation of the Corporation is amended and restated in its entirety to read as follows:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is 305,000,000 shares, consisting of (i) 300,000,000 shares of Common Stock, par value $0.00001 per share (“Common Stock”), and (ii) 5,000,000 shares of Preferred Stock, par value $0.00001 per share (“Preferred Stock”).”

THIRD:    That resolutions were duly adopted by unanimous written consent of the Board of Directors of the Corporation setting forth this amendment to the Restated Certificate of the Corporation.

FOURTH:    That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this Certificate of Amendment to be signed on its behalf, by Mark Augusti, its President and Chief Executive Officer, this ___ day of ________, 2021.

CONFORMIS, INC.

By:
Name:	Mark A. Augusti
Title:	President & CEO

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CONFORMIS, INC.
600 TECHNOLOGY PARK DRIVE
BILLERICA, MA 01821

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/23/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/CFMS2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/23/2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect two Class III Directors of our Board of Directors to serve until the 2024 Annual Meeting of Stockholders:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Kenneth P. Fallon III 02) Bradley Langdale

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

	For	Against	Abstain
2. To approve an amendment to the 2015 Plan.	☐	☐	☐
3. To approve an amendment to the Restated Certificate of Incorporation.	☐	☐	☐
4. To approve the compensation of the Company's Named Executive Officers.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000501758_1 R1.0.0.177

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

CONFORMIS, INC.
Annual Meeting of Stockholders
May 24, 2021 4:30 PM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Mark Augusti and J. Brent Alldredge, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CONFORMIS, INC. that the stockholder(s) is/are entitled to vote at this Annual Meeting of Stockholders to be held at 4:30 PM, Eastern Time, on Monday, May 24, 2021, virtually at www.virtualshareholdermeeting.com/CFMS2021, and any adjournment or postponement thereof. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000501758_2 R1.0.0.177